UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-03734

EuroPacific Growth Fund
(Exact name of registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: March 31

Date of reporting period: March 31, 2007

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and address of agent for service)

Copies to:
Mark D. Perlow
Kirkpatrick & Lockhart Preston Gates Ellis LLP
55 Second Street, Suite 1700
San Francisco, California 94105
(Counsel for the registrant)

ITEM 1 - Reports to Stockholders

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The right choice for the long term®

EuroPacific Growth Fund

Many perspectives, one purpose

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Annual report for the year ended March 31, 2007

EuroPacific Growth Fund® seeks long-term capital appreciation by investing primarily in the securities of companies based in Europe and the Pacific Basin. About half of the world’s investment opportunities can be found beyond the borders of our country. As a shareholder in the fund, you have access to what we believe are the best of those opportunities.

This fund is one of the 30 American Funds. The organization ranks among the nation’s three largest mutual fund families. For 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents

Letter to shareholders, with results at a glance	1
The value of a long-term perspective	4
Feature article
Many perspectives, one purpose	6
Tapping global potential	12
Summary investment portfolio	13
Financial statements	18
Board of trustees and other officers	35
What makes American Funds different?	back cover

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 26 and 27 for details.

Results for other share classes can be found on page 34.

Investing outside the United States is subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund’s prospectus.

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Fellow shareholders:

EuroPacific Growth Fund reported a solid 16.6% gain for the fiscal year ended March 31, 2007, in a market environment of relatively low volatility and continued strength despite a few sharp corrections in global markets.

EuroPacific’s total return lagged the 20.3% return of the unmanaged MSCI ACWI (All Country World Index) Index, ex-USA, which measures 47 country indexes in developed and developing countries. Recently, the fund began to use this index as the primary benchmark, as it better reflects our investment universe. It replaces the MSCI EAFE (Europe, Australasia, Far East) Index, which returned 20.7% in the same period. The Lipper International Funds Average returned 17.7%. Over the long term, however, EuroPacific has maintained an advantage over its peers since the fund began operations on April 16, 1984, as shown in the table below.

A long-term view

We reiterate our long-term investment focus and our vigilant approach to moderating risk. Although we are pleased with the fund’s return, we are disappointed not to exceed our benchmarks. We tend to be more cautious in strong, heady markets, with the aim of safeguarding our gains rather than chasing after ever-higher growth. We are mindful of global markets that have doubled, tripled and, in some cases, rose even more in the past four years. We always strive to surpass our benchmarks, but we do not want to jeopardize the fund’s investments in the process.

In the current market environment — indeed, in all environments — well-researched stock selection is always our top priority. With the help of our intensive fundamental analysis, we invest in companies outside the United States that are most likely to negotiate periods of uncertainty and be leaders in the years ahead, not just in the months ahead.

What helped the fund

European companies did well throughout the fiscal year, after several years of subpar results, with the help of strong profits and solid corporate balance sheets. About 50.3% of the fund’s assets were invested in European companies at the end of the fiscal year, up from 42.1% a year earlier. This shift helped the fund, as the region’s returns were robust. The fund’s biggest holdings were in Germany and France, where stocks returned 28.4% and 23.0%, respectively.* The fund also benefited from large holdings in Switzerland and the United Kingdom, where markets were up 22.7% and 24.3%, respectively.

*Country returns are based on MSCI indexes, expressed in U.S. dollars, and assume reinvestment of dividends.

[Begin Sidebar]
Results at a glance
(for periods ended March 31, 2007, with all distributions reinvested)

	Total return	Average annual total returns

	1 year	5 years	10 years	Lifetime[1]

EuroPacific Growth Fund	+16.6%	+15.5%	+11.3%	+14.1%
MSCI ACWI (All Country World Index)
Index, ex-USA[2,3]	+20.3	+17.4	+9.0	—
Lipper International Funds Average[4]	+17.7	+14.5	+8.7	+11.7
MSCI EAFE (Europe, Australasia, Far East)
Index[2]	+20.7	+16.2	+8.7	+11.9

[1]Since April 16, 1984.
[2]The indexes are unmanaged and their returns do not reflect the effects of sales charges, commissions or expenses.
[3]The index did not exist prior to December 31, 1987.
[4]Source: Lipper. Lipper averages do not include the effects of sales charges.
[End Sidebar]

Of EuroPacific’s largest 10 holdings, half were European. Our top holding, Swiss pharmaceutical maker Roche, was up 19.2%, and the second-largest, German pharmaceutical manufacturer Bayer, rose 59.7%. Swiss food and beverage company Nestlé, also a top holding, returned 31.5%. Also contributing to positive returns were pharmaceutical maker Novo Nordisk, based in Denmark, which was up 46.8%, and French financial giant AXA, up 20.9%.

European companies were not the only ones to flourish in the positive global economy. Many of our stock selections in Asia, Latin America, India and other parts of the world fared well. For example, our ninth-largest holding, Taiwan-based Hon Hai Precision Industry — which makes a range of electronic products including cell phones, personal computers and consumer gadgets for companies such as Dell, Hewlett Packard, Nokia and Sony — rose 29.8%. India-based ICICI Bank rose 45.3%, and the share price of China Unicom, a cellular communications business, increased 77.5%.

What hurt the fund

The fund’s investments in Japan, at more than 12% of assets, dampened results for the year. Despite expectations that recent economic growth in Japan would translate into gains in Japanese stocks, markets there were stagnant for the year. As a whole, Japanese equities rose only 3.1% in the period. Changes in Japan’s regulatory policies hurt our consumer finance holdings, including ORIX, which fell 16.2%.

Other Japan-based stocks that disappointed in the period were Sumitomo Mitsui Financial, down 17.6%, and Nitto Denko, a Japanese industrial manufacturer, which dropped 44.6%; its return was the lowest of any stock the fund held throughout the period. Convenience store operator Seven & I Holdings fell 22.9%, while banking conglomerate Mitsubishi UFJ Financial was down 26.1%. Our seventh-largest holding, Samsung Electronics, is a Korea-based company that makes a wide variety of equipment, including mobile phones, semiconductors, televisions, air conditioners, refrigerators and microwave ovens. The stock lost 7.7% in the period, but we believe the company is well positioned for the growing middle class around the world with more discretionary income to spend on consumer products.

[Begin Sidebar]
Where the fund’s assets are invested
(percent invested by country)

EuroPacific invests primarily in the stocks of companies based in Europe and the Pacific Basin.[1]

	EuroPacific Growth Fund		MSCI ACWI(All Country World Index)Index, ex-USA[2]

	(3/31/07)	(3/31/06)	(3/31/07)
Europe
Euro zone[3]	29.7%	22.9%	27.3%
Switzerland	7.7	6.1	5.4
United Kingdom	7.6	8.1	18.4
Denmark	1.7	1.2	.7
Russia	1.4	1.5	1.6
Norway	.6	1.2	.7
Hungary	.6	.7	.1
Other Europe	1.0	.4	2.7
	50.3	42.1	56.9

Pacific Basin
Japan	12.2	17.7	17.9
South Korea	7.4	8.0	2.3
Taiwan	4.6	4.8	1.8
Mexico	3.0	2.7	.9
Canada	2.2	2.7	5.8
Australia	2.0	1.4	4.7
Hong Kong	1.8	2.0	1.4
Singapore	1.0	.6	.8
China	.6	.6	1.7
Indonesia	.4	.7	.2
Other Pacific Basin	.9	1.1	.8
	36.1	42.3	38.3

Other
India	2.8	2.1	.9
Brazil	2.3	3.4	1.6
South Africa	1.7	1.2	1.3
Other countries	.6	—	1.0
	7.4	6.7	4.8

Short-term securities &
other assets less
liabilities	6.2	8.9	—

Total	100.0%	100.0%	100.0%

1A country is considered part of the Pacific Basin if any of its borders touches the Pacific Ocean.
[2]Weighted by market capitalization.
[3]Countries using the common currency, the euro, are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Slovenia and Spain.
[End Sidebar]

Despite short-term issues that have hurt share prices in the region, we believe our Japanese holdings, as well as our South Korean investments, represent solid companies poised for growth in the long term. We point out that a few of our Japanese stock picks did quite well, including Nintendo, the Japanese electronics entertainment company known for its success with the Pokemon toy brand, which rose 94.8%.

Looking ahead

We continue to be watchful but optimistic about the global economy. Inflation remains contained, energy prices are moderating, economic growth appears stable, and earnings projections remain strong. The fund can invest anywhere outside the United States, with at least 80% of its assets in companies located in Europe and the Pacific Basin. (We consider that region to include any country that has a border touching the Pacific Ocean.) In addition, we have investments in strong companies in other areas that we believe are promising, such as India, Pakistan, South Africa and Brazil. (See the table on the previous page for more information on the fund’s geographic breakdown.)

We are confident in our ability to find attractively valued companies that should do well over time, and we see many encouraging signs for economies around the world. However, we are always cognizant that surprises could lurk around the corner, and we position the fund conservatively to protect against potential risks to the global economy. Inflationary pressures, excessive debt levels, rising commodity prices, a slowing U.S. consumer market and geopolitical issues are just a few on a long list of concerns that could potentially cause instability in the future. International investing involves widely varying political, economic, accounting and cultural issues.

EuroPacific Growth Fund has attracted more than 500,000 new shareholders in the past year, bringing the number of accounts under management to more than 2.9 million, up from 2.4 million. We welcome all newcomers and express our appreciation for all our shareholders, and we look forward to serving you for many years to come. We thank you for your confidence in us.

Sincerely,

/s/ Gina H. Despres
Gina H. Despres
Vice Chairman of the Board

/s/ Mark Denning
Mark Denning
President

May 8, 2007

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on a $10,000 investment.1 Thus, the net amount invested was $9,425.2

How a $10,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart shows, over its lifetime, EuroPacific Growth Fund has done demonstrably better than its relevant benchmark.

Average annual total returns based on a $1,000 investment
(for periods ended March 31, 2007)*
	1 year	5 years	10 years

Class A shares	+9.92%	+14.15%	+10.61%
*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 0.79%. This figure does not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 26 and 27 for details.

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For Year Ended March 31
	EuroPacific Growth Fund, with dividends reinvested[4]			MSCI ACWI ex USA Index, with dividends reinvested[5,6]			Consumer Price Index (inflation)[7]

		04/16/84	$9,425			$10,000			$10,000
1985	Low	07/23/84	8,696	Low	07/23/84	8,155	Low	04/30/84	$10,000
	Hi	03/28/85	9,955	Hi	03/31/85	10,348	Hi	03/31/85	10,320
	Close	03/31/85	9,941	Close	03/31/85	10,348	Close	03/31/85	10,320

1986	Low	04/08/85	9,775	Low	04/09/85	10,115	Low	04/30/85	10,369
	Hi	03/21/86	15,364	Hi	03/31/86	19,228	Hi	01/31/86	10,630
	Close	03/31/86	15,357	Close	03/31/86	19,228	Close	03/31/86	10,553

1987	Low	07/22/86	15,634	Low	04/07/86	18,448	Low	04/30/86	10,533
	Hi	03/27/87	19,887	Hi	03/27/87	31,405	Hi	03/31/87	10,873
	Close	03/31/87	19,813	Close	03/31/87	31,010	Close	03/31/87	10,873

1988	Hi	10/08/87	24,499	Hi	10/14/87	36,201	Low	04/30/87	10,931
	Low	12/11/87	17,992	Low	11/11/87	28,389	Hi	03/31/88	11,300
	Close	03/31/88	21,422	Close	03/31/88	36,179	Close	03/31/88	11,300

1989	Low	09/01/88	21,189	Low	08/31/88	33,481	Low	04/30/88	11,358
	Hi	02/09/89	24,835	Hi	02/28/89	41,150	Hi	03/31/89	11,862
	Close	03/31/89	24,569	Close	03/31/89	40,446	Close	03/31/89	11,862

1990	Low	06/13/89	24,282	Hi	12/31/89	45,003	Low	04/30/89	11,940
	Hi	12/06/89	28,391	Low	03/31/90	36,338	Hi	03/31/90	12,483
	Close	03/31/90	28,742	Close	03/31/90	36,338	Close	03/31/90	12,483

1991	Hi	07/18/90	33,103	Hi	07/31/90	40,323	Low	04/30/90	12,502
	Low	01/16/91	27,795	Low	09/30/90	31,618	Hi	03/31/91	13,094
	Close	03/31/91	31,359	Close	03/31/91	37,523	Close	03/31/91	13,094

1992	Low	08/19/91	30,061	Hi	12/31/91	39,623	Low	04/30/91	13,113
	Hi	02/28/92	36,033	Low	03/31/92	35,581	Hi	03/31/92	13,511
	Close	03/31/92	35,033	Close	03/31/92	35,581	Close	03/31/92	13,511

1993	Hi	06/02/92	37,465	Low	10/31/92	34,792	Low	04/30/92	13,531
	Low	11/17/92	33,764	Hi	03/31/93	39,345	Hi	03/31/93	13,928
	Close	03/31/93	37,728	Close	03/31/93	39,345	Close	03/31/93	13,928

1994	Low	04/02/93	37,813	Low	04/30/93	42,820	Low	04/30/93	13,967
	Hi	02/02/94	50,611	Hi	01/31/94	51,503	Hi	03/31/94	14,277
	Close	03/31/94	47,638	Close	03/31/94	48,772	Close	03/31/94	14,277

1995	Hi	09/02/94	51,011	Hi	10/31/94	53,443	Low	04/30/94	14,297
	Low	01/31/95	46,642	Low	02/16/95	48,179	Hi	03/31/95	14,685
	Close	03/31/95	47,974	Close	03/31/95	50,901	Close	03/31/95	14,685

1996	Low	04/03/95	47,928	Low	06/30/95	51,925	Low	04/30/95	14,733
	Hi	03/25/96	57,612	Hi	03/31/96	57,610	Hi	03/31/96	15,102
	Close	03/31/96	57,494	Close	03/31/96	57,610	Close	03/31/96	15,102

1997	Low	07/24/96	57,229	Low	07/31/96	56,809	Low	04/30/96	15,160
	Hi	03/11/97	67,625	Hi	11/30/96	60,212	Hi	03/31/97	15,519
	Close	03/31/97	66,627	Close	03/31/97	59,368	Close	03/31/97	15,519

1998	Hi	10/03/97	77,523	Low	04/30/97	59,868	Low	05/31/97	15,529
	Low	01/12/98	67,131	Hi	03/31/98	69,026	Hi	03/31/98	15,732
	Close	03/31/98	80,601	Close	03/31/98	69,026	Close	03/31/98	15,732

1999	Hi	04/15/98	83,900	Low	09/30/98	57,722	Low	04/30/98	15,761
	Low	10/05/98	65,404	Hi	03/31/99	71,159	Hi	03/31/99	16,004
	Close	03/31/99	87,198	Close	03/31/99	71,159	Close	03/31/99	16,004

2000	Low	04/01/99	87,833	Low	05/31/99	71,208	Low	06/30/99	16,120
	Hi	03/29/00	137,516	Hi	03/31/00	91,706	Hi	03/31/00	16,605
	Close	03/31/00	134,560	Close	03/31/00	91,706	Close	03/31/00	16,605

2001	Hi	04/10/00	134,710	Hi	06/30/00	87,965	Low	04/30/00	16,615
	Low	03/22/01	94,189	Low	03/22/01	64,313	Hi	03/31/01	17,090
	Close	03/31/01	96,853	Close	03/31/01	67,112	Close	03/31/01	17,090

2002	Hi	05/21/01	104,778	Hi	05/02/01	72,556	Low	12/31/01	17,139
	Low	09/21/01	79,958	Low	09/21/01	52,947	Hi	03/31/02	17,342
	Close	03/31/02	94,302	Close	03/31/02	63,226	Close	03/31/02	17,342

2003	Hi	05/17/02	96,306	Hi	05/17/02	65,397	Low	04/30/02	17,439
	Low	03/12/03	69,809	Low	03/12/03	46,776	Hi	03/31/03	17,866
	Close	03/31/03	72,463	Close	03/31/03	49,204	Close	03/31/03	17,866

2004	Low	04/01/03	73,091	Low	04/01/03	49,620	Low	05/31/03	17,798
	High	03/01/04	114,695	High	02/17/04	79,825	Hi	03/31/04	18,177
	Close	03/31/04	113,848	Close	03/31/04	78,684	Close	03/31/04	18,177

2005	Low	05/17/04	103,225	Low	05/17/04	71,764	Low	04/30/04	18,235
	High	03/04/05	132,976	High	03/08/05	95,174	Hi	03/31/05	18,749
	Close	03/31/05	127,604	Close	03/31/05	91,389	Close	03/31/05	18,749

2006	Low	04/28/05	123,628	Low	05/17/05	88,203	Low	05/31/05	18,855
	High	03/30/06	166,244	High	03/30/06	117,805	Hi	03/31/06	19,379
	Close	03/31/06	166,207	Close	03/31/06	117,092	Close	03/31/06	19,379

2007	Low	06/13/06	150,639	Low	06/13/06	107,730	Low	04/30/06	19,544
	High	12/20/06	186,512	High	02/26/07	142,457	Hi	03/31/07	19,918
	Close	03/31/07	193,850	Close	03/31/07	140,848	Close	03/31/07	19,918
[end mountain chart]

Year ended March 31	1985[3]	1986	1987	1988	1989	1990	1991	1992

TOTAL VALUE
Dividends reinvested	$69	35	118	491	316	527	656	611
Value at year-end	$9,941	15,357	19,813	21,422	24,569	28,742	31,359	35,033
Total return (%)	(0.6)	54.5	29.0	8.1	14.7	17.0	9.1	11.7

Year ended March 31	1993	1994	1995	1996	1997	1998	1999	2000

TOTAL VALUE
Dividends reinvested	538	515	715	1,131	1,062	1,155	991	841
Value at year-end	37,728	47,638	47,974	57,494	66,627	80,601	87,198	134,560
Total return (%)	7.7	26.3	0.7	19.8	15.9	21.0	8.2	54.3

Year ended March 31	2001	2002	2003	2004	2005	2006	2007

TOTAL VALUE
Dividends reinvested	637	2,209	836	1,083	1,796	2,575	2,899
Value at year-end	96,853	94,302	72,463	113,848	127,604	166,207	193,850
Total return (%)	(28.0)	(2.6)	(23.2)	57.1	12.1	30.3	16.6

Average annual total return for fund’s lifetime: 13.8%[4]

The results shown are before taxes on fund distributions and sale of fund shares.
1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]For the period April 16, 1984 (commencement of operations), through March 31, 1985.
[4]Includes reinvested dividends of $21,805 and reinvested capital gain distributions of $49,833.
[5]The index is unmanaged and its result does not reflect the effects of sales charges, commissions or expenses.
[6]From April 16, 1984, through December 31, 1987, the MSCI EAFE Index was used because the MSCI ACWI ex USA Index did not yet exist. Since January 1, 1988, the MSCI ACWI ex USA Index has been used.
[7]Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Many perspectives, one purpose

All the portfolio counselors of EuroPacific Growth Fund have their eyes on the same goal: the long-term growth of capital. They all invest in companies domiciled outside the United States, according to the fund’s guidelines. However, these eight counselors have different strategies on how to get there, with each one separately managing a section of the fund’s assets. This blend of cooperation and individual accountability allows them to make independent decisions and to act on their highest convictions.

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[photo of wooden clogs - painted and unpainted]

[Begin Photo Caption]
[photo of Alwyn Heong]
Alwyn Heong
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The distinctive system harnesses the combined power of many viewpoints from investment professionals based in different corners of the world. We call it the multiple portfolio counselor system. “It’s at the core of what sets our culture apart and what makes us different as a company,” says Rob Lovelace, a portfolio counselor in the fund, as well as the chairman, principal executive officer and a director of Capital Research Company and a director of The Capital Group Companies.

The system is based on a simple concept: The independent ideas of several experienced portfolio counselors and analysts are generally better than those of a committee or single manager — no matter how brilliant. In practice, that simple idea has profound implications and layers of subtleties. Unlike team-led funds, EuroPacific portfolio counselors do not need to gain consensus of the group before they act, although they do need to communicate their actions. Each one independently manages a slice of the fund as if it were an entire fund. “There is a respect here for independence of thought — we acknowledge that we all approach things differently and that we can disagree,” says portfolio counselor Tim Dunn, who is based in London.

The system enables individual portfolio counselors to push their boundaries in areas they believe in strongly. “We can stretch our imaginations, knowing that if we made a mistake, the negative impact on the overall fund would be mitigated by others,” says Sung Lee, a portfolio counselor based in Tokyo. “So when the system is at its best — when most counselors are taking healthy levels of risk and acting on their high-conviction ideas and getting it right — it has the potential to provide consistent long-term results.”

Many perspectives

The diversity of views, experience, styles and skill helps the fund. “It’s imperative to have a wide range of perspectives, as well as the right mix of investment styles,” Rob says. “There are some who do best in a bull market, some whose strategies prosper in a bear market and others who are good in a sideways market.”

That’s why, for EuroPacific Growth Fund and all the American Funds, portfolio managers are selected to complement each other over the long term. For example, some managers who favor high-growth companies have had successful years, while concurrently those who prefer to invest in deep-value or dividend-paying stocks have not, and vice versa. The strategic combination of several investing styles — somewhat similar to offensive and defensive squads on a football team — has smoothed out market peaks and valleys over time and has helped sustain EuroPacific’s approach in a variety of stock market conditions.

[Begin Sidebar]
“The system leads to a collegial atmosphere, individual responsibility and a way for us to handle growth.”
Carl Kawaja
[photo of Carl Kawaja]
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[End Sidebar]

“There’s an art to this, making sure that we have the right mix of styles that help each other, not cancel each other out,” says portfolio counselor Carl Kawaja, who is based in San Francisco. “We select for strengths that can lead to lower volatility through the very different market cycles that happen over time. That’s the power of the system.”

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[photo of Sung Lee]
Sung Lee
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The multiple portfolio counselor system is like the “secret sauce,” says portfolio counselor Steve Bepler, who has been with American Funds for 35 years and is based in New York. The system allows Steve, who leans toward stocks of dividend-paying companies, to balance out the styles of other managers, say, those who put more emphasis on capital growth. “The beauty is that we can stick with what we are comfortable with and what history tells us we’ve been good at,” he says.

Each counselor can invest in what they know, and a natural result is an organic diversification across the fund. “I can construct my portfolio based on my strengths and my own preferences for risk and avoid areas I don’t know. I don’t have to own every sector,” says Nick Grace, a London-based portfolio counselor. That’s because the other counselors have complementary strategies to help create the necessary diversity.

“One of the most compelling aspects of the system is that we all work together as a whole, but we also work with our individual flair and convictions,” says Mark Denning, president of the fund and a portfolio counselor. “In the end, it’s the shareholders who have benefited most from this duality.”

Elegant expansion

The multiple portfolio counselor system also allows for easy expansion when a fund’s assets grow, makes contraction easier to manage, and allows for seamless retirements. When the system began in the 1950s, growth was not an issue. But the ability to incorporate additional portfolio counselors has become an important side benefit, because it allows a fund to grow without breaking stride.

“One person can manage only so many assets; there is a limit to what an individual can do,” Tim says. “The system allows us to incrementally add people who have different approaches when we need to. It’s a fluid process and it gives us a lot of flexibility.”

Investment analysts can invest fund assets, which provides management with a significant track record to ascertain individual investment styles. So when new portfolio counselors are named, they already have had much experience in the fund. For example, both Nick Grace and Sung Lee, who became portfolio counselors for EuroPacific last year, each had been managing money in the research portfolio for 12 years.

The system proved its elegant manageability during several periods of strong growth over the last few decades, including the remarkable period from March 2004 to March 2007, when EuroPacific’s net assets grew from $42 billion to $104 billion. The fund added counselors, bringing the total number to the current eight. The investment analysts together manage a ninth portion of the fund, so the fund is effectively made up of nine smaller funds.

“I’ve been a manager in EuroPacific for more than a decade, and in the last three years, I have not received more assets to manage. My slice of the pie has not increased, other than through stock price appreciation, despite the fund’s overall growth,” Rob says. “The new money has flowed to new counselors.”

[Begin Sidebar]
“We all work together, and we all work with our individual flair and convictions.”
Mark Denning
[photo of Mark Denning]
[photo of a row of colored houses]
[End Sidebar]

[Begin Sidebar]
[photo of a three covered boats]
“The system is at the core of what sets our culture apart and what makes us different as a company.”
Robert Lovelace
[End Sidebar]

A network of trust

One of the reasons the multiple portfolio counselor system works so well is the robust communication among all investment professionals. The camaraderie and willingness to share information is at the heart of the system. The investment professionals share a network of trust, developed and bolstered by years, often decades, of working together. In fact, the portfolio counselors of EuroPacific average nearly 20 years each of investment experience within American Funds.

Although the portfolio counselors and analysts make decisions independently for their portions of the fund, they collaborate extensively. Investment professionals with specialties across sectors, asset classes and objectives meet frequently in person and on global teleconferences.

“We share information, we share our thought processes and then we individually determine how best to serve the shareholder with our slice of the portfolio,” Tim says. “We trade information about companies and managements, but we each act autonomously.”

Not a committee

This all creates a very different fund than one managed by a team or a committee, where the focus is on agreement. Although the culture of the multiple portfolio counselor system breeds collegiality and cooperation, the counselors do not have to agree with one another in order to buy a stock.

“‘Group think’ definitely plays no part in our system,” says Alwyn Heong, a portfolio counselor based in Hong Kong. “A counselor can buy a stock solo, even if no one else likes his idea. And those independent ideas — which might be pushed out in a team-managed fund — can often be some of the most successful over the long term.”

Cooperation is an intrinsic part of the culture at American Funds, and it extends to the system’s compensation structure as well. Each counselor is not only evaluated on his or her own results, but on those of the fund as a whole as well — this encourages collaboration, not competition. Another important aspect of the compensation plan is the focus on long-term thinking: The investment professionals are evaluated primarily on a four-year rolling average of their results — not on an annual figure.

The research portfolio

A large group of investment analysts manages one portion of EuroPacific — about 21% of the fund — bringing the additional experience of 55 decision-makers to bear on stock selection. Investment analysts together act as one portfolio manager for that portion of the fund, and they invest only in the areas and companies they cover. This portion is diversified by industry and, if appropriate, by geography, and it is overseen by a principal research portfolio coordinator.

[Begin Photo Caption]
Nicholas Grace
[photo of Nicholas Grace]
[photo of a spools of colored thread]
[End Photo Caption]

[Begin Photo Caption]
[photo of three colored windmills]
[photo of Steve Bepler]
Steve Bepler
[End Photo Caption]

[Begin Sidebar]
History of the multiple portfolio counselor system

The fund’s adviser, Capital Research and Management Company, developed the multiple portfolio counselor system nearly 50 years ago. There has been much refinement over the years, and it has led to benefits that were not clear when the system began. In 1958, Capital started the system as a solution to the problem of fund mandates and manager styles. However, the idea worked even better than hoped and was eventually put in place to guide all of American Funds’ 30 funds.

In the late 1950s, the portfolio manager of one fund was quite bullish and positioned his portfolio for growth, while the manager of another was bearish and positioned his fund to preserve capital. The problem was that the stated objectives of the two funds were just the opposite. Company management decided that instead of switching portfolio counselors, it might be better to let each manager control a portion of both funds to get the funds back into alignment with their respective objectives. The experiment was successful, and to this day, most American Funds are managed this way.
[End Sidebar]

It is rare in the mutual funds industry to have analysts investing money, but it is an important component of the multiple portfolio counselor system for a few reasons. One is that the analysts have a stake; their buy or sell recommendation is not merely an academic exercise. When analysts recommend a company to a portfolio counselor and then invest their own portion of the fund in that company’s stock, it sends a clear signal to others — analysts’ strongest convictions are obviously reflected by their holdings. (The investment analysts are evaluated, as the portfolio counselors are, on a four-year rolling average of their results, as well as on the fund’s results.) As such, the research portfolio is a powerful communication tool that enables portfolio managers to see when analysts put their money, literally, on their best ideas.

Another unique aspect of the system is that investment analysts and portfolio counselors are peers. At many investment management firms, analysis is considered a training ground for portfolio management. Because there is no such hierarchy at American Funds, it allows people to do what they do best, whether it is deeply researching industries, companies or regions, or steering a broad general slice of the portfolio. Analysts often craft entire careers covering the same industries, giving the fund a unique body of knowledge that could not be gained otherwise. For those analysts who do want to manage a broader portfolio, their experience with the research portfolio gives management a feel for where their styles would best fit in succession planning.

[photo of a row of houses/businesses]

Controls and structure

The structure necessary to keep track of all the independent decisions is complex and far-reaching throughout the organization. Monitoring EuroPacific’s eight portfolio counselors, as well as the investment analysts, is a large investment control group that watches the overall picture. The group deals with legal and compliance issues, oversees investment limits (to ensure that all managers are not buying too many of the same stocks or buying too much of a single company) and checks to make sure the fund is always aiming for its objectives, among other responsibilities. A lead manager and investment committee make sure the fund is managed according to its goals and objectives, in addition to monitoring risk for the entire portfolio. The complicated control structure is another reason why the multiple portfolio counselor system could not be easily replicated.

The structure and the system as a whole have been constantly evolving for nearly five decades at Capital, bringing the wisdom of many to the search for consistent investment results. “The system leads to a collegial atmosphere, individual responsibility and a focus on the long term. It also fosters the potential of key individuals and gives us a modular system that helps us cope with growth,” Carl says. “And that’s just the start of the list of things that I find exciting about it.”

[photo of a row of decorative bamboo]

[Begin Sidebar]
Slices of a pie

The eight portfolio counselors for EuroPacific Growth Fund manage discrete sections of the overall fund, making independent investment decisions based on their best ideas and interpretation of research, subject to the fund’s overall guidelines. The investment analysts for the fund together manage another slice of the pie.
	Years with	Years of
Portfolio counselors	American Funds	investment experience

Stephen Bepler	35	41
Mark Denning	25	25
Robert Lovelace	22	22
Timothy Dunn	17	21
Carl Kawaja	16	19
Alwyn Heong	15	19
Nicholas Grace	14	17
Sung Lee	13	13

Years of experience as of June 2007.
[End Sidebar]

[Begin Sidebar]
“We believe that over the long term, the sum of the parts is more than the whole.”
Timothy Dunn
[photo of Timothy Dunn]
[photo of two rows of hanging colored lanterns]
[End Sidebar]

[Begin Sidebar]
Tapping global potential

1982	1983	1984	1985	1986
U.S.	All major stock	All major stock	All major stock	All major stock
stock market	markets outside	markets outside	markets outside	markets outside
	North America	North America	North America	North America
+22%	+25%	+8%	+57%	+70%
-1%	+22%	+6%	+33%	+18%

1987	1988	1989	1990	1991
All major stock	All major stock	U.S.	U.S.	U.S.
markets outside	markets outside	stock market	stock market	stock market
North America	North America
+25%	+29%	+31%	-2%	+31%
+4%	+16%	+11%	-23%	+12%

1992	1993	1994	1995	1996
U.S.	All major stock	All major stock	U.S.	U.S.
stock market	markets outside	markets outside	stock market	stock market
	North America	North America
+7%	+33%	+8%	+38%	+24%
-12%	+10%	+2%	+12%	+6%

1997	1998	1999	2000	2001
U.S.	U.S.	All major stock	U.S.	U.S.
stock market	stock market	markets outside	stock market	stock market
North America
+34%	+31%	+27%	-13%	-12%
+2%	+20%	+22%	-14%	-21%

2002	2003	2004	2005	2006
All major stock	All major stock	All major stock	All major stock	All major stock
Markets outside	markets outside	markets outside	markets outside	markets outside
North America	North America	North America	North America	North America
-16%	+39%	+21%	+14%	+27%
-23%	+29%	+11%	+6%	+15%

The table above compares total returns for the unmanaged MSCI EAFE (Europe, Australasia, Far East) and U.S. indexes over the past 25 calendar years. Figures in red represent U.S. stocks; those in black show stocks in major markets outside North America.

[End Sidebar]

A world of opportunity

With about half of the world’s investment opportunities located beyond our shores, an international focus gives U.S. investors access to growth potential that would otherwise be out of reach. As the chart shows, international stocks have outpaced their U.S. counterparts in 14 of the past 25 calendar years.

Tempered volatility

Diversifying among many markets can also help investors mitigate fluctuations in the value of their investments. Over the past 25 calendar years, the least volatile equity portfolio would have been composed of approximately 65% U.S. stocks and 35% non-U.S. stocks (rebalanced monthly), and been nearly as rewarding as one invested entirely in U.S. stocks. (Volatility is measured by annualized standard deviation, based on monthly returns, or how returns have varied from the mean over time.)

Active management

Negotiating the unfamiliar terrain of international markets can be challenging. That is why so many people choose to invest overseas through professionally managed mutual funds. EuroPacific Growth Fund draws on the global research experience of its investment adviser, Capital Research and Management Company, to find attractive companies based chiefly in Europe and the Pacific Basin.

Summary investment portfolio, March 31, 2007

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Industry sector diversification (percent of net assets)

Financials	22.26%
Consumer discretionary	11.45
Information technology	10.48
Telecommunication services	9.23
Health care	8.50
Other industries	31.81
Convertible securities & warrants	0.05
Short-term securities & other assets less liabilities	6.22
[end pie chart]

Country diversification (percent of net assets)

Euro zone	29.67%
Japan	12.21
Switzerland	7.73
United Kingdom	7.57
South Korea	7.40
Taiwan	4.60
Mexico	3.02
India	2.80
Brazil	2.32
Canada	2.21
Australia	2.02
Other countries	12.23
Short-term securities & other assets less liabilities	6.22

		Market	Percent
		value	of net
Common stocks - 93.73%	Shares	(000)	assets

Financials - 22.26%
Kookmin Bank (1)	18,047,910	$1,619,610
Kookmin Bank (1) (2)	330,000	29,614	1.58%
AXA SA	28,496,214	1,209,547	1.16
ING Groep NV	25,818,017	1,092,762	1.05
Banco Santander Central Hispano, SA	56,884,805	1,016,323.98
BNP Paribas	7,874,199	823,354.79
UniCredito Italiano SpA (Italy)	72,140,000	687,369
UniCredito Italiano SpA (Germany)	10,000,000	94,681.75
Mizuho Financial Group, Inc.	116,995	754,903.72
Erste Bank der oesterreichischen Sparkassen AG	9,508,286	741,310.71
UBS AG	11,336,796	675,121.65
Mitsui Trust Holdings, Inc. (1)	58,827,000	581,118.56
Hypo Real Estate Holding AG (1)	8,183,540	522,459.50
Shinhan Financial Group Co., Ltd.	9,075,000	521,053.50
Sun Hung Kai Properties Ltd.	44,364,000	513,299.49
Banco Itaú Holding Financeira SA, preferred nominative	14,255,300	498,519.48
Other securities		11,808,048	11.34
		23,189,090	22.26

Consumer discretionary - 11.45%
Continental AG	7,038,000	910,697.87
Vivendi SA	20,332,256	827,130.79
Compagnie Générale des Etablissements Michelin, Class B	6,998,000	773,661.74
Toyota Motor Corp.	10,665,000	684,526.66
Industria de Diseno Textil, SA	10,900,468	678,277.65
Renault SA	5,420,000	634,577.61
Hyundai Motor Co.	8,766,275	616,109.59
Honda Motor Co., Ltd.	14,884,250	520,057.50
Other securities		6,284,644	6.04
		11,929,678	11.45

Information technology - 10.48%
Samsung Electronics Co., Ltd.	2,055,075	1,230,204
Samsung Electronics Co., Ltd., nonvoting preferred	48,800	22,960	1.20
Hon Hai Precision Industry Co., Ltd.	175,322,901	1,176,415	1.13
Taiwan Semiconductor Manufacturing Co. Ltd.	459,751,622	943,543
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	21,294,771	228,919	1.13
Nokia Corp.	31,399,100	723,488
Nokia Corp. (ADR)	12,982,900	297,568.98
Hynix Semiconductor Inc. (3)	19,563,700	673,965.65
Toshiba Corp.	76,515,000	511,921.49
Other securities		5,114,849	4.90
		10,923,832	10.48

Telecommunication services - 9.23%
América Móvil, SAB de CV, Series L (ADR)	34,906,100	1,668,162
América Móvil, SAB de CV, Series L	8,940,000	21,407	1.62
Koninklijke KPN NV	55,675,000	868,136.83
Vodafone Group PLC	321,357,931	857,294.82
SOFTBANK CORP.	25,468,900	656,047.63
MTN Group Ltd.	46,676,100	632,755.61
Telefónica, SA	24,862,000	548,591.53
Other securities		4,363,320	4.19
		9,615,712	9.23

Health care - 8.50%
Roche Holding AG	15,574,550	2,761,901	2.65
Novo Nordisk A/S, Class B	17,016,750	1,555,227	1.49
AstraZeneca PLC (Sweden)	11,286,617	607,651
AstraZeneca PLC (United Kingdom)	5,925,000	318,925.89
Smith & Nephew PLC (1)	52,421,300	666,718.64
Novartis AG (4)	11,516,960	629,171.60
UCB SA (1)	9,373,290	546,146.53
Other securities		1,771,167	1.70
		8,856,906	8.50

Consumer staples - 7.24%
Nestlé SA	4,059,700	1,584,669	1.52
Koninklijke Ahold NV (3)	50,537,132	591,354.57
Tesco PLC	66,260,561	579,541.56
Seven & I Holdings Co., Ltd.	18,563,000	566,532.54
Other securities		4,219,788	4.05
		7,541,884	7.24

Energy - 7.00%
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	8,222,500	818,221.79
Oil & Natural Gas Corp. Ltd.	36,339,064	742,632.71
Reliance Industries Ltd.	21,142,718	672,201.65
SK Corp.	5,992,510	588,738.57
Royal Dutch Shell PLC, Class B	12,137,435	404,084
Royal Dutch Shell PLC, Class B (ADR)	1,586,078	105,649.49
Other securities		3,957,139	3.79
		7,288,664	7.00

Materials - 6.68%
Bayer AG	33,616,766	2,150,681	2.06
Linde AG	7,617,903	821,615.79
POSCO	1,362,000	572,025.55
Other securities		3,410,993	3.28
		6,955,314	6.68

Industrials - 4.98%
Ryanair Holdings PLC (ADR) (3)	15,072,400	675,093.65
Other securities		4,508,688	4.33
		5,183,781	4.98

Utilities - 2.24%
Veolia Environnement	8,412,228	626,157.60
E.ON AG	3,735,000	508,372.49
Other securities		1,202,343	1.15
		2,336,872	2.24

MISCELLANEOUS - 3.67%
Other common stocks in initial period of acquisition		3,821,318	3.67

Total common stocks (cost: $67,479,966,000)		97,643,051	93.73

		Market	Percent
		value	of net
Warrants - 0.03%	Shares	(000)	assets

Financials - 0.03%
ING Groep NV, warrants, expire 2008 (3)	1,730,000	31,719.03

Total warrants (cost: $46,430,000)		31,719.03

		Market	Percent
		value	of net
Convertible securities - 0.02%		(000)	assets

Financials - 0.02%
Other securities		21,375.02

Total convertible securities (cost: $20,352,000)		21,375.02

	Principal	Market	Percent
	amount	value	of net
Short-term securities - 5.68%	(000)	(000)	assets

ING (U.S.) Funding LLC 5.225%-5.25% due 4/2-6/25/2007	$168,600	167,605.16
Other securities		5,749,910	5.52

Total short-term securities (cost: $5,916,973,000)		5,917,515	5.68

Total investment securities (cost: $73,463,721,000)		103,613,660	99.46
Other assets less liabilities		562,553.54

Net assets		$104,176,213	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.  The fund's affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the market value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended March 31, 2007, appear below.

Company	Beginning shares	Purchases	Sales	Ending shares	Dividend income (000)	Market value of affiliates at 3/31/07 (000)

Kookmin Bank	16,473,310	2,387,000	812,400	18,047,910	$59,127	$1,619,610
Kookmin Bank (2)	330,000	-	-	330,000	1,081	29,614
Smith & Nephew PLC	38,987,200	13,434,100	-	52,421,300	4,547	666,718
Mitsui Trust Holdings, Inc.	21,427,000	37,400,000	-	58,827,000	2,319	581,118
UCB SA	7,296,059	2,153,231	76,000	9,373,290	6,886	546,146
UCB SA	-	1,091,877	1,091,877	-	-	-
Hypo Real Estate Holding AG	3,188,540	4,995,000	-	8,183,540	4,555	522,459
SEGA SAMMY HOLDINGS INC.	9,170,000	9,231,600	-	18,401,600	7,462	430,200
Hirose Electric Co., Ltd.	1,830,000	717,000	-	2,547,000	2,664	306,818
Acer Inc.	102,306,000	49,539,420	-	151,845,420	8,237	291,437
					$96,878	$4,994,120

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Represents an affiliated company as defined under the Investment Company Act of 1940.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $2,753,128,000, which represented 2.64% of the net assets of the fund.

(3) Security did not produce income during the last 12 months.
(4) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $635,374,000.

ADR = American Depositary Receipts

The descriptions of the companies shown in the summary investment portfolio are supplemental. These descriptions and the industry classifications were obtained from published reports and other sources believed to be reliable, and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at March 31, 2007	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $69,428,899)	$98,619,540
Affiliated issuers (cost: $4,034,822)	4,994,120	$103,613,660
Cash denominated in non-U.S. currencies
(cost: $18,145)		18,083
Cash		21,516
Receivables for:
Sales of investments	425,948
Sales of fund's shares	638,847
Dividends and interest	242,902	1,307,697
		104,960,956
Liabilities:
Payables for:
Purchases of investments	263,170
Repurchases of fund's shares	436,507
Open forward currency contracts	46
Investment advisory services	32,752
Services provided by affiliates	31,491
Deferred trustees' compensation	3,034
Other	17,743	784,743
Net assets at March 31, 2007		$104,176,213

Net assets consist of:
Capital paid in on shares of beneficial interest		$71,602,056
Distributions in excess of net investment income		(154,843)
Undistributed net realized gain		2,592,838
Net unrealized appreciation		30,136,162
Net assets at March 31, 2007		$104,176,213

Shares of beneficial interest issued and outstanding - unlimited shares authorized (2,182,081 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share(*	)

Class A	$57,406,675	1,198,005	$47.92
Class B	1,708,529	36,118	47.31
Class C	3,639,878	77,687	46.85
Class F	8,639,359	180,996	47.73
Class 529-A	600,870	12,609	47.66
Class 529-B	89,871	1,915	46.93
Class 529-C	248,222	5,296	46.87
Class 529-E	35,919	759	47.34
Class 529-F	39,334	825	47.65
Class R-1	136,135	2,915	46.71
Class R-2	1,093,021	23,333	46.84
Class R-3	6,918,178	146,570	47.20
Class R-4	8,626,969	182,333	47.31
Class R-5	14,993,253	312,720	47.94
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $50.84 and $50.57, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended March 31, 2007	(dollars in thousands)
Investment income:
Income:
Dividends (net of non-U.S. taxes of $198,491; also includes $96,878 from affiliates)	$1,741,325
Interest (net of non-U.S. taxes of $22)	323,617	$2,064,942

Fees and expenses(*):
Investment advisory services	387,385
Distribution services	253,692
Transfer agent services	40,735
Administrative services	50,436
Reports to shareholders	1,957
Registration statement and prospectus	4,679
Postage, stationery and supplies	4,276
Trustees' compensation	811
Auditing and legal	266
Custodian	24,695
State and local taxes	1,141
Other	198
Total fees and expenses before reimbursements/waivers	770,271
Less reimbursements/waivers of fees and expenses:
Investment advisory services	38,792
Administrative services	376
Total fees and expenses after reimbursements/waivers		731,103
Net investment income		1,333,839

Net realized gain and unrealized appreciation on investments and non-U.S. currency:
Net realized gain (loss) on:
Investments (including $26,817 net gain from affiliates)	5,451,852
Non-U.S. currency transactions	(23,395)	5,428,457
Net unrealized appreciation on:
Investments	7,432,999
Non-U.S. currency translations	2,991	7,435,990
Net realized gain and unrealized appreciation on investments
and non-U.S. currency		12,864,447
Net increase in net assets resulting from operations		$14,198,286

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended March 31
	2007	2006
Operations:
Net investment income	$1,333,839	$971,674
Net realized gain on investments and non-U.S. currency transactions	5,428,457	4,869,519
Net unrealized appreciation on investments and non-U.S. currency translations	7,435,990	11,583,898
Net increase in net assets resulting from operations	14,198,286	17,425,091

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,497,738)	(1,165,183)
Distributions from net realized gain on investments	(5,369,098)	(2,179,508)
Total dividends and distributions paid to shareholders	(6,866,836)	(3,344,691)

Capital share transactions	15,648,633	12,951,237

Total increase in net assets	22,980,083	27,031,637

Net assets:
Beginning of year	81,196,130	54,164,493
End of year (including distributions in excess of
net investment income: $(154,843) and $(202,944), respectively)	$104,176,213	$81,196,130

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - EuroPacific Growth Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing primarily in the securities of companies based in Europe and the Pacific Basin.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica® savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended March 31, 2007, non-U.S. taxes paid on realized gains were $3,840,000. As of March 31, 2007, non-U.S. taxes provided on unrealized gains were $15,487,000.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; cost of investments sold; and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended March 31, 2007, the fund reclassified $212,432,000 from undistributed net realized gains to distributions in excess of net investment income; and reclassified $432,000 from distributions in excess of net investment income and $333,128,000 from undistributed net realized gains to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of March 31, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows:

(dollars in thousands)
Undistributed ordinary income	$290,244
Post-October non-U.S. currency loss deferrals (realized during the period November 1, 2006, through March 31, 2007)*	(25,171)
Undistributed long-term capital gain	2,597,216
Gross unrealized appreciation on investment securities	30,848,918
Gross unrealized depreciation on investment securities	(1,120,286)
Net unrealized appreciation on investment securities	29,728,632
Cost of investment securities	73,885,028
*These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended March 31, 2007			Year ended March 31, 2006
	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$1,530,317	$2,393,516	$3,923,833	$759,044	$1,397,736	$2,156,780
Class B	35,100	71,445	106,545	13,272	38,144	51,416
Class C	72,589	149,151	221,740	24,151	69,543	93,694
Class F	222,669	348,654	571,323	93,903	173,956	267,859
Class 529-A	14,641	22,781	37,422	5,281	9,692	14,973
Class 529-B	1,724	3,610	5,334	546	1,718	2,264
Class 529-C	4,710	9,668	14,378	1,435	4,253	5,688
Class 529-E	816	1,402	2,218	274	589	863
Class 529-F	1,001	1,480	2,481	327	577	904
Class R-1	2,647	5,054	7,701	599	1,547	2,146
Class R-2	21,349	43,247	64,596	6,864	18,799	25,663
Class R-3	156,894	268,161	425,055	50,412	106,965	157,377
Class R-4	208,767	328,144	536,911	70,568	130,147	200,715
Class R-5	387,070	560,229	947,299	138,507	225,842	364,349
Total	$2,660,294	$4,206,542	$6,866,836	$1,165,183	$2,179,508	$3,344,691

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, SM Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a declining series of annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.405% on such assets in excess of $71 billion. The board of trustees approved an amended agreement effective January 1, 2007, continuing the series of rates to include an additional annual rate of 0.400% on daily net assets in excess of $89 billion. During the year ended March 31, 2007, CRMC reduced investment advisory services rates to those provided by the amended agreement. CRMC is currently waiving 10% of investment advisory services fees. During the year ended March 31, 2007, total investment advisory services fees waived by CRMC were $38,792,000. As a result, the fee shown on the accompanying financial statements of $387,385,000, which was equivalent to an annualized rate of 0.426%, was reduced to $348,593,000, or 0.384% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of March 31, 2007, unreimbursed expenses subject to reimbursement totaled $8,278,000 for Class A. There were no unreimbursed expenses subject to reimbursement for Class 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended March 31, 2007, the total administrative services fees paid by CRMC were $376,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended March 31, 2007, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$132,182	$39,652	Not applicable	Not applicable	Not applicable
Class B	15,380	1,083	Not applicable	Not applicable	Not applicable
Class C	31,279	Included in administrative services	$4,254	$453	Not applicable
Class F	18,891		7,167	751	Not applicable
Class 529-A	847		346	45	$ 476
Class 529-B	754		55	24	76
Class 529-C	1,988		144	52	199
Class 529-E	145		21	3	29
Class 529-F	-		22	3	30
Class R-1	979		116	34	Not applicable
Class R-2	6,680		1,299	2,755	Not applicable
Class R-3	27,654		8,296	1,719	Not applicable
Class R-4	16,913		10,165	139	Not applicable
Class R-5	Not applicable		11,687	76	Not applicable
Total	$253,692	$40,735	$43,572	$6,054	$810

Deferred trustees’ compensation - Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $811,000, shown on the accompanying financial statements, includes $434,000 in current fees (either paid in cash or deferred) and a net increase of $377,000 in the value of the deferred amounts.

Affiliated officers and trustees - Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended March 31, 2007
Class A	$9,114,821	198,156	$3,721,933	81,000	$(9,935,802)	(217,043)	$2,900,952	62,113
Class B	273,549	6,039	102,014	2,245	(183,075)	(4,050)	192,488	4,234
Class C	915,499	20,346	212,631	4,722	(429,234)	(9,598)	698,896	15,470
Class F	2,897,757	63,298	503,269	10,993	(2,060,809)	(45,060)	1,340,217	29,231
Class 529-A	163,476	3,560	37,415	818	(25,465)	(557)	175,426	3,821
Class 529-B	17,299	384	5,334	118	(3,154)	(70)	19,479	432
Class 529-C	68,192	1,510	14,376	319	(14,146)	(315)	68,422	1,514
Class 529-E	9,422	206	2,216	49	(1,951)	(43)	9,687	212
Class 529-F	13,464	294	2,479	54	(2,351)	(51)	13,592	297
Class R-1	76,879	1,715	7,674	171	(21,761)	(489)	62,792	1,397
Class R-2	454,985	10,104	64,573	1,434	(232,177)	(5,163)	287,381	6,375
Class R-3	3,192,385	70,228	424,979	9,381	(1,466,601)	(32,415)	2,150,763	47,194
Class R-4	3,814,157	83,581	536,635	11,825	(1,611,565)	(35,585)	2,739,227	59,821
Class R-5	6,007,339	130,238	935,188	20,352	(1,953,216)	(42,725)	4,989,311	107,865
Total net increase
(decrease)	$27,019,224	589,659	$6,570,716	143,481	$(17,941,307)	(393,164)	$15,648,633	339,976

Year ended March 31, 2006
Class A	$8,534,230	212,260	$2,043,046	49,977	$(7,057,998)	(179,258)	$3,519,278	82,979
Class B	251,424	6,302	49,103	1,213	(103,791)	(2,660)	196,736	4,855
Class C	862,304	21,782	90,002	2,240	(231,111)	(5,932)	721,195	18,090
Class F	2,239,413	56,190	234,046	5,745	(792,274)	(19,984)	1,681,185	41,951
Class 529-A	124,997	3,132	14,973	368	(10,656)	(266)	129,314	3,234
Class 529-B	13,939	354	2,264	56	(1,558)	(40)	14,645	370
Class 529-C	51,016	1,300	5,688	141	(6,419)	(163)	50,285	1,278
Class 529-E	8,384	211	863	21	(708)	(17)	8,539	215
Class 529-F	7,844	195	904	22	(847)	(21)	7,901	196
Class R-1	39,340	988	2,142	53	(13,441)	(350)	28,041	691
Class R-2	336,231	8,570	25,635	638	(115,279)	(2,947)	246,587	6,261
Class R-3	2,149,181	54,390	157,301	3,895	(965,574)	(24,801)	1,340,908	33,484
Class R-4	2,523,838	63,546	200,459	4,961	(856,006)	(21,686)	1,868,291	46,821
Class R-5	3,672,179	91,973	354,930	8,684	(888,777)	(22,271)	3,138,332	78,386
Total net increase
(decrease)	$20,814,320	521,193	$3,181,356	78,014	$(11,044,439)	(280,396)	$12,951,237	318,811

(*) Includes exchanges between share classes of the fund.

6. Forward currency contracts

As of March 31, 2007, the fund had an open forward currency contract to sell non-U.S. currencies as follows (amounts in thousands):

	Contract amount		U.S. valuation at March 31, 2007

Non-U.S. currency contract	Non-U.S.	U.S.	Amount	Unrealized depreciation

Sales:

South African rand expiring 5/24/2007	ZAR 1,430,657	$195,000	$195,046	$(46)

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $33,940,005,000 and $23,149,545,000, respectively, during the year ended March 31, 2007.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions

	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized )	Total from investment operations	Dividends (from net investment income )	Distributions (from capital gains )	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period(in millions	)	Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(4)	Ratio of net income to average net assets	(4)
Class A:
Year ended 3/31/2007	$44.20	$.71	$6.49	$7.20	$(.77)	$(2.71)	$(3.48)	$47.92	16.63%	$57,407.79%				.75%		1.54%
Year ended 3/31/2006	35.63	.62	9.99	10.61	(.72)	(1.32)	(2.04)	44.20	30.25	50,209.81				.76		1.58
Year ended 3/31/2005	32.26	.43	3.45	3.88	(.51)	-	(.51)	35.63	12.08	37,515.83				.82		1.31
Year ended 3/31/2004	20.78	.29	11.50	11.79	(.31)	-	(.31)	32.26	57.11	32,759.87				.87		1.08
Year ended 3/31/2003	27.23	.25	(6.46)	(6.21)	(.24)	-	(.24)	20.78	(23.16)	20,143.90				.90		1.06
Class B:
Year ended 3/31/2007	43.71	.35	6.42	6.77	(.46)	(2.71)	(3.17)	47.31	15.78	1,709		1.54		1.50		.78
Year ended 3/31/2006	35.29	.32	9.88	10.20	(.46)	(1.32)	(1.78)	43.71	29.32	1,394		1.55		1.51		.82
Year ended 3/31/2005	32.00	.18	3.41	3.59	(.30)	-	(.30)	35.29	11.24	954		1.58		1.56		.55
Year ended 3/31/2004	20.65	.08	11.41	11.49	(.14)	-	(.14)	32.00	55.95	737		1.62		1.62		.31
Year ended 3/31/2003	27.09	.07	(6.43)	(6.36)	(.08)	-	(.08)	20.65	(23.79)	387		1.68		1.68		.28
Class C:
Year ended 3/31/2007	43.35	.31	6.35	6.66	(.45)	(2.71)	(3.16)	46.85	15.65	3,640		1.62		1.58		.69
Year ended 3/31/2006	35.04	.27	9.82	10.09	(.46)	(1.32)	(1.78)	43.35	29.21	2,697		1.64		1.60		.71
Year ended 3/31/2005	31.81	.14	3.40	3.54	(.31)	-	(.31)	35.04	11.16	1,546		1.67		1.65		.44
Year ended 3/31/2004	20.58	.06	11.37	11.43	(.20)	-	(.20)	31.81	55.76	939		1.70		1.70		.19
Year ended 3/31/2003	27.07	.05	(6.42)	(6.37)	(.12)	-	(.12)	20.58	(23.80)	275		1.74		1.74		.19
Class F:
Year ended 3/31/2007	44.05	.69	6.47	7.16	(.77)	(2.71)	(3.48)	47.73	16.59	8,639.82				.78		1.50
Year ended 3/31/2006	35.52	.59	9.97	10.56	(.71)	(1.32)	(2.03)	44.05	30.22	6,686.84				.80		1.50
Year ended 3/31/2005	32.18	.40	3.45	3.85	(.51)	-	(.51)	35.52	12.01	3,901.90				.89		1.20
Year ended 3/31/2004	20.75	.27	11.48	11.75	(.32)	-	(.32)	32.18	57.02	2,449.92				.92		.97
Year ended 3/31/2003	27.23	.24	(6.46)	(6.22)	(.26)	-	(.26)	20.75	(23.21)	861.94				.94		1.00
Class 529-A:
Year ended 3/31/2007	44.00	.67	6.48	7.15	(.78)	(2.71)	(3.49)	47.66	16.59	601.83				.79		1.45
Year ended 3/31/2006	35.49	.58	9.97	10.55	(.72)	(1.32)	(2.04)	44.00	30.21	387.85				.80		1.47
Year ended 3/31/2005	32.15	.39	3.46	3.85	(.51)	-	(.51)	35.49	12.04	197.91				.89		1.18
Year ended 3/31/2004	20.74	.27	11.47	11.74	(.33)	-	(.33)	32.15	57.00	104.91				.91		.98
Year ended 3/31/2003	27.23	.23	(6.45)	(6.22)	(.27)	-	(.27)	20.74	(23.22)	33.94				.94		.98
Class 529-B:
Year ended 3/31/2007	43.42	.28	6.37	6.65	(.43)	(2.71)	(3.14)	46.93	15.60	90		1.67		1.63		.63
Year ended 3/31/2006	35.09	.25	9.82	10.07	(.42)	(1.32)	(1.74)	43.42	29.10	64		1.71		1.67		.64
Year ended 3/31/2005	31.86	.10	3.40	3.50	(.27)	-	(.27)	35.09	11.01	39		1.80		1.79		.30
Year ended 3/31/2004	20.61	.02	11.38	11.40	(.15)	-	(.15)	31.86	55.61	24		1.83		1.83		.06
Year ended 3/31/2003	27.21	.02	(6.43)	(6.41)	(.19)	-	(.19)	20.61	(23.91)	8		1.86		1.86		.07
Class 529-C:
Year ended 3/31/2007	43.38	.28	6.37	6.65	(.45)	(2.71)	(3.16)	46.87	15.62	248		1.67		1.63		.62
Year ended 3/31/2006	35.08	.24	9.83	10.07	(.45)	(1.32)	(1.77)	43.38	29.11	164		1.70		1.66		.63
Year ended 3/31/2005	31.86	.10	3.40	3.50	(.28)	-	(.28)	35.08	11.02	88		1.79		1.78		.31
Year ended 3/31/2004	20.61	.02	11.39	11.41	(.16)	-	(.16)	31.86	55.66	50		1.82		1.82		.07
Year ended 3/31/2003	27.20	.02	(6.42)	(6.40)	(.19)	-	(.19)	20.61	(23.88)	15		1.84		1.84		.08
Class 529-E:
Year ended 3/31/2007	43.75	.52	6.43	6.95	(.65)	(2.71)	(3.36)	47.34	16.21	36		1.15		1.11		1.14
Year ended 3/31/2006	35.33	.45	9.91	10.36	(.62)	(1.32)	(1.94)	43.75	29.77	24		1.18		1.13		1.13
Year ended 3/31/2005	32.04	.28	3.43	3.71	(.42)	-	(.42)	35.33	11.63	12		1.26		1.24		.84
Year ended 3/31/2004	20.69	.17	11.44	11.61	(.26)	-	(.26)	32.04	56.45	7		1.28		1.28		.61
Year ended 3/31/2003	27.23	.15	(6.44)	(6.29)	(.25)	-	(.25)	20.69	(23.48)	2		1.30		1.30		.66
Class 529-F:
Year ended 3/31/2007	43.98	.74	6.49	7.23	(.85)	(2.71)	(3.56)	47.65	16.79	39.65				.61		1.61
Year ended 3/31/2006	35.45	.64	9.96	10.60	(.75)	(1.32)	(2.07)	43.98	30.39	23.70				.66		1.63
Year ended 3/31/2005	32.13	.36	3.44	3.80	(.48)	-	(.48)	35.45	11.89	12		1.01		.99		1.09
Year ended 3/31/2004	20.74	.24	11.48	11.72	(.33)	-	(.33)	32.13	56.79	6		1.02		1.02		.82
Period from 9/16/2002 to 3/31/2003	22.67	.16	(1.83)	(1.67)	(.26)	-	(.26)	20.74	(7.57)	1		1.05	(5)	1.05	(5)	1.31	(5)

Class R-1:
Year ended 3/31/2007	$43.29	$.28	$6.38	$6.66	$(.53)	$(2.71)	$(3.24)	$46.71	15.68%	$136		1.62%		1.58%		.61%
Year ended 3/31/2006	35.04	.26	9.82	10.08	(.51)	(1.32)	(1.83)	43.29	29.16	66		1.65		1.61		.66
Year ended 3/31/2005	31.89	.11	3.43	3.54	(.39)	-	(.39)	35.04	11.18	29		1.72		1.68		.34
Year ended 3/31/2004	20.67	.04	11.41	11.45	(.23)	-	(.23)	31.89	55.72	8		1.82		1.71		.15
Period from 6/17/2002 to 3/31/2003	26.26	.06	(5.41)	(5.35)	(.24)	-	(.24)	20.67	(20.56)	1		2.84	(5)	1.73	(5)	.32	(5)
Class R-2:
Year ended 3/31/2007	43.36	.30	6.35	6.65	(.46)	(2.71)	(3.17)	46.84	15.66	1,093		1.67		1.59		.66
Year ended 3/31/2006	35.07	.26	9.83	10.09	(.48)	(1.32)	(1.80)	43.36	29.20	735		1.76		1.60		.68
Year ended 3/31/2005	31.86	.14	3.41	3.55	(.34)	-	(.34)	35.07	11.17	375		1.90		1.64		.42
Year ended 3/31/2004	20.64	.05	11.40	11.45	(.23)	-	(.23)	31.86	55.78	174		2.08		1.67		.17
Period from 5/31/2002 to 3/31/2003	27.34	.10	(6.55)	(6.45)	(.25)	-	(.25)	20.64	(23.80)	29		2.33	(5)	1.70	(5)	.53	(5)
Class R-3:
Year ended 3/31/2007	43.64	.52	6.41	6.93	(.66)	(2.71)	(3.37)	47.20	16.20	6,918		1.15		1.10		1.14
Year ended 3/31/2006	35.23	.46	9.89	10.35	(.62)	(1.32)	(1.94)	43.64	29.85	4,336		1.15		1.11		1.18
Year ended 3/31/2005	31.96	.30	3.42	3.72	(.45)	-	(.45)	35.23	11.68	2,321		1.18		1.16		.89
Year ended 3/31/2004	20.68	.15	11.45	11.60	(.32)	-	(.32)	31.96	56.46	1,052		1.29		1.29		.51
Period from 5/21/2002 to 3/31/2003	27.64	.17	(6.86)	(6.69)	(.27)	-	(.27)	20.68	(24.40)	63		1.35	(5)	1.31	(5)	.87	(5)
Class R-4:
Year ended 3/31/2007	43.69	.64	6.45	7.09	(.76)	(2.71)	(3.47)	47.31	16.61	8,627.87				.82		1.41
Year ended 3/31/2006	35.25	.57	9.91	10.48	(.72)	(1.32)	(2.04)	43.69	30.20	5,352.87				.83		1.45
Year ended 3/31/2005	31.95	.39	3.44	3.83	(.53)	-	(.53)	35.25	12.04	2,668.90				.88		1.17
Year ended 3/31/2004	20.63	.27	11.41	11.68	(.36)	-	(.36)	31.95	57.00	1,106.92				.92		.92
Period from 6/7/2002 to 3/31/2003	26.69	.22	(6.00)	(5.78)	(.28)	-	(.28)	20.63	(21.87)	76.96			(5)	.96	(5)	1.27	(5)
Class R-5:
Year ended 3/31/2007	44.22	.78	6.53	7.31	(.88)	(2.71)	(3.59)	47.94	16.91	14,993.57				.52		1.70
Year ended 3/31/2006	35.64	.69	10.02	10.71	(.81)	(1.32)	(2.13)	44.22	30.56	9,059.58				.53		1.74
Year ended 3/31/2005	32.26	.50	3.47	3.97	(.59)	-	(.59)	35.64	12.38	4,507.59				.58		1.51
Year ended 3/31/2004	20.78	.35	11.51	11.86	(.38)	-	(.38)	32.26	57.49	2,473.61				.61		1.27
Period from 5/15/2002 to 3/31/2003	27.55	.26	(6.74)	(6.48)	(.29)	-	(.29)	20.78	(23.71)	782.63			(5)	.63	(5)	1.31	(5)

	Year ended March 31
	2007	2006	2005	2004	2003

Portfolio turnover rate for all classes of shares	27%	35%	30%	25%	29%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC.
During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes.
In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.
(5) Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of EuroPacific Growth Fund:

We have audited the accompanying statement of assets and liabilities of EuroPacific Growth Fund (the “Fund”), including the summary investment portfolio, as of March 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EuroPacific Growth Fund as of March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
May 9, 2007

Tax information
  unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended March 31, 2007:

Long-term capital gains	$4,330,985,000
Foreign taxes	198,729,000
Foreign source income	2,165,886,000
Qualified dividend income	100%
Corporate dividends received deduction	$2,127,000
U.S. government income that may be exempt from state taxation	10,525,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2008, to determine the calendar year amounts to be included on their 2007 tax returns. Shareholders should consult their tax advisers.

Expense example
           unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2006, through March 31, 2007).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10/1/2006	Ending account value 3/31/2007	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,118.50	$3.96	.75%
Class A -- assumed 5% return	1,000.00	1,021.19	3.78	.75
Class B -- actual return	1,000.00	1,114.48	7.85	1.49
Class B -- assumed 5% return	1,000.00	1,017.50	7.49	1.49
Class C -- actual return	1,000.00	1,113.86	8.27	1.57
Class C -- assumed 5% return	1,000.00	1,017.10	7.90	1.57
Class F -- actual return	1,000.00	1,118.17	4.12	.78
Class F -- assumed 5% return	1,000.00	1,021.04	3.93	.78
Class 529-A -- actual return	1,000.00	1,118.34	4.17	.79
Class 529-A -- assumed 5% return	1,000.00	1,020.99	3.98	.79
Class 529-B -- actual return	1,000.00	1,113.74	8.54	1.62
Class 529-B -- assumed 5% return	1,000.00	1,016.85	8.15	1.62
Class 529-C -- actual return	1,000.00	1,113.58	8.54	1.62
Class 529-C -- assumed 5% return	1,000.00	1,016.85	8.15	1.62
Class 529-E -- actual return	1,000.00	1,116.42	5.86	1.11
Class 529-E -- assumed 5% return	1,000.00	1,019.40	5.59	1.11
Class 529-F -- actual return	1,000.00	1,119.25	3.22	.61
Class 529-F -- assumed 5% return	1,000.00	1,021.89	3.07	.61
Class R-1 -- actual return	1,000.00	1,114.08	8.28	1.57
Class R-1 -- assumed 5% return	1,000.00	1,017.10	7.90	1.57
Class R-2 -- actual return	1,000.00	1,114.00	8.33	1.58
Class R-2 -- assumed 5% return	1,000.00	1,017.05	7.95	1.58
Class R-3 -- actual return	1,000.00	1,116.47	5.80	1.10
Class R-3 -- assumed 5% return	1,000.00	1,019.45	5.54	1.10
Class R-4 -- actual return	1,000.00	1,118.69	4.33	.82
Class R-4 -- assumed 5% return	1,000.00	1,020.84	4.13	.82
Class R-5 -- actual return	1,000.00	1,119.73	2.75	.52
Class R-5 -- assumed 5% return	1,000.00	1,022.34	2.62	.52

*Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (182), and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Amended Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2007. The approved agreement includes an additional advisory fee breakpoint if and when the fund’s net assets exceed $89 billion. The board approved the agreement following the recommendation of the fund’s governance and contracts committee (the “committee”), which is composed of all the fund’s independent board members. The information, material factors and conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described below.

1. Information reviewed

Materials reviewed— During the course of each year, board members review a wide variety of materials relating to the services provided by CRMC, including reports on the fund’s investment results; portfolio composition; portfolio trading practices; shareholder services; and other information relating to the nature, extent and quality of services provided by CRMC to the fund. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding the fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process— The committee received assistance and advice regarding legal and industry standards from independent counsel to the board. The committee discussed the approval of the agreement with CRMC representatives and in a private session with counsel at which no representatives of CRMC were present. In deciding to recommend approval of the agreement, the committee did not identify any single issue or particular information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the board and the committee.

2. Nature, extent and quality of services

CRMC, its personnel and its resources— The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management, including the evolving separation of the investment management process into independent divisions of CRMC. The board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, results and portfolio accounting. They considered CRMC’s commitment to investing in information technology supporting investment management and compliance. They considered data showing CRMC’s continuing investments in personnel and technology to provide services to the fund. They further considered CRMC’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems. The board and the committee also considered the benefits to fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment objectives.

Other services— The board and the committee considered CRMC’s policies, procedures and systems designed to comply with applicable laws and regulations and its commitment to compliance; its efforts to keep board members informed; and its attention to matters that may involve potential conflicts of interest with the fund. The board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the fund under the agreement and other agreements, including the administrative, legal, and fund accounting and treasury functions.

3. Investment results

The board and the committee considered the fund’s investment results in light of its primary objective of providing long-term growth of capital. They also considered information regarding the selection of indexes and funds comparable to the fund. The board and the committee reviewed the fund’s absolute investment results, as well as the fund’s relative investment results measured against, among other things: (i) the Lipper International Funds Index (the Lipper category that includes the fund), (ii) the MSCI EAFE Index and (iii) a comparison group of the other funds in the Lipper International Funds Index as of July 31, 2006. The board and the committee noted that the fund’s investment results exceeded those of both indexes for the five- and 10-year periods ended July 31, 2006, and the average and median results of the comparison group for the 10-year period ended July 31, 2006. The board and the committee also considered the volatility of the fund’s results, as well as the risks assumed by the fund relative to market indexes and comparable funds.

4. Advisory fees and total expenses

The board and the committee reviewed the advisory fees and total expenses of the fund (each as a percentage of average net assets) and compared such amounts with the median fee and expense levels of other funds in the Lipper International Funds Index, as well as a comparison group of the other funds in the Lipper International Funds Index. The board and the committee observed that the fund’s advisory fees and total expenses (each as a percentage of average net assets) were among the lowest of all 30 funds in that comparison group (with the second lowest ratio of total operating expenses to average net assets, not including 12b-1 expenses). The board and the committee also noted the new advisory fee breakpoint if and when the fund’s net assets exceed $89 billion, as well as the 10% advisory fee waiver in effect since April 1, 2005. The board and the committee also reviewed information and materials regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They noted, however, that there were significant investment, operational and regulatory differences between advising mutual funds and institutional clients.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, as well as the resulting level of profits to CRMC, comparing those to the reported results of several large, publicly held investment management companies. The board and the committee also received extensive information during the past year concerning economies of scale and the increasing complexity and cost of CRMC’s operations as the assets of the American Funds have increased. The board and the committee also considered information regarding the structure and manner in which CRMC’s investment professionals were compensated and CRMC’s view of the relationship of such compensation to the attraction and retention of quality personnel. The board and the committee considered CRMC’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered that breakpoint discounts in the fund’s advisory fee structure reduce the level of fees charged by CRMC to the fund as fund assets increase. They also considered the impact of the current 10% advisory fee waiver.

6. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded that the agreement is fair and reasonable to the fund and its shareholders and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund. The board and the committee concluded that the nature, extent and quality of services provided by CRMC, including its investment record, the fund’s cost structure and low level of fees, benefit and are in the best interests of the fund and, along with the consideration of other factors, supported approval of the agreement.

Other share class results
unaudited

Class B, Class C, Class F and Class 529
Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended March 31, 2007:	1 year	5 years	Life of class

Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	+10.78%	+14.40%	+5.05%
Not reflecting CDSC	+15.78%	+14.63%	+5.05%

Class C shares— first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	+14.65%	+14.54%	+11.02%
Not reflecting CDSC	+15.65%	+14.54%	+11.02%

Class F shares*— first sold 3/15/01
Not reflecting annual asset-based fee charged by
sponsoring firm	+16.59%	+15.45%	+11.91%

Class 529-A shares†— first sold 2/15/02
Reflecting 5.75% maximum sales charge	+9.89%	+14.09%	+14.79%
Not reflecting maximum sales charge	+16.59%	+15.44%	+16.13%

Class 529-B shares†— first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	+10.60%	+14.19%	+15.46%
Not reflecting CDSC	+15.60%	+14.43%	+15.57%

Class 529-C shares†— first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	+14.62%	+14.45%	+15.13%
Not reflecting CDSC	+15.62%	+14.45%	+15.13%

Class 529-E shares*†— first sold 3/7/02	+16.21%	+15.04%	+14.75%

Class 529-F shares*†— first sold 9/16/02
Not reflecting annual asset-based fee charged by
sponsoring firm	+16.79%	—	+22.05%

*These shares are sold without any initial or contingent deferred sales charge.
†Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 26 and 27 for details.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

Board of trustees and other officers

“Independent” trustees

	Year first
	elected
	a trustee
Name and age	of the fund[1]	Principal occupation(s) during past five years

Elisabeth Allison, 60	1991	Partner, ANZI, Ltd. (transactional work specializing in joint ventures and strategic alliances); Business Negotiator, Harvard Medical School

Vanessa C.L. Chang, 54	2005
Director, EL & EL Investments (real estate); former President and CEO, ResolveItNow.com (insurance-related Internet company); former Senior Vice President, Secured Capital Corporation (real estate investment bank); former Partner, KPMG LLP (independent registered public accounting firm)

Robert A. Fox, 70	1984	Managing General Partner, Fox Investments LP; corporate director; retired President and CEO, Foster Farms (poultry producer)

Jae H. Hyun, 58	2005	Chairman of the Board, Tong Yang Major Corp. (holding company of Tong Yang Group companies)

Koichi Itoh, 66	1994	Executive Chairman of the Board, Itoh Building Co., Ltd. (building management); former President, Autosplice KK (electronics)

William H. Kling, 65	1987	President, American Public Media Group

John G. McDonald, 70	1984	Stanford Investors Professor, Graduate School of Business, Stanford University

William I. Miller, 51	1992	Chairman of the Board and CEO, Irwin Financial
Chairman of the Board		Corporation
(Independent and
Non-Executive)

Alessandro Ovi, 63	2002	Publisher and Editor, Technology Review; President, TechRev.srl; former Special Advisor to the President of the European Commission; former CEO, Tecnitel (subsidiary of a telecommunications company)

Kirk P. Pendleton, 67	1996	Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)

Rozanne L. Ridgway, 71	2005	Director of companies; Chair (non-executive), Baltic-American Enterprise Fund; former co-chair, Atlantic Council of the United States

“Independent” trustees

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	trustee	Other directorships[3] held by trustee

Elisabeth Allison, 60	3	Color Kinetics, Inc.

Vanessa C.L. Chang, 54	3	Edison International

Robert A. Fox, 70	7	Chemtura Corporation

Jae H. Hyun, 58	3	Tong Yang Investment Bank; Tong Yang Magic Inc.; Tong Yang Major Corp.; Tong Yang Systems Corp.

Koichi Itoh, 66	5	None

William H. Kling, 65	8	Irwin Financial Corporation

John G. McDonald, 70	8	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

William I. Miller, 51	3	Cummins, Inc.
Chairman of the Board
(Independent and
Non-Executive)

Alessandro Ovi, 63	3	Assicurazioni Generali; Guala Closures SpA; Korn & Ferry Europe (Advisory Board); ST Microelectronics; Telecom Italia Media

Kirk P. Pendleton, 67	7	None

Rozanne L. Ridgway, 71	3	Boeing; 3M Corporation; Emerson Electric; Manpower, Inc.; Sara Lee Corporation

“Interested” trustees[4]

	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

Gina H. Despres, 65	1999	Senior Vice President, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President, Capital Strategy Research, Inc.[5]

Mark E. Denning, 49	1994	Director, Capital Research and Management
President		Company; Senior Vice President, Capital Research Company;[5] Director, Capital International Limited[5]

The statement of additional information includes additional information about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

“Interested” trustees[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	trustee	Other directorships[3] held by trustee

Gina H. Despres, 65	4	None
Vice Chairman of the Board

Mark E. Denning, 49	1	None
President

Other officers[6]
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or
position with fund	of the fund[1]	the principal underwriter of the fund

Stephen E. Bepler, 64	1984	Senior Vice President, Capital Research Company[5]
Executive Vice President

Carl M. Kawaja, 42	2003	Senior Vice President, Capital Research Company;[5]
Senior Vice President		Director, Capital International, Inc.;[5] Director, Capital International Asset Management, Inc.[5]

Robert W. Lovelace, 44	1996	Senior Vice President and Director, Capital Research
Senior Vice President		and Management Company; Chairman of the Board, Capital Research Company;[5] Director, The Capital Group Companies, Inc.[5]

Michael J. Downer, 52	2004	Vice President and Secretary, Capital Research and
Vice President		Management Company; Director, American Funds Distributors, Inc.;[5] Director, Capital Bank and Trust Company[5]

Nicholas J. Grace, 41	2004	Senior Vice President, Capital Research Company[5]
Vice President

Alwyn Heong, 47	1998	Senior Vice President and Director, Capital Research
Vice President		Company[5]

Sung Lee, 40	2003	Executive Vice President and Director, Capital
Vice President		Research Company[5]

Vincent P. Corti, 50	1984	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

R. Marcia Gould, 52	1993	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Tanya Schneider, 34	2007	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

Jennifer M. Buchheim, 33	2005	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

[1]Trustees and officers of the fund serve until their resignation, removal or retirement.
[2]Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, American Funds Target Date Retirement Series,SM Inc., which is available to investors in tax-deferred retirement plans and IRAs, and Endowments, whose shareholders are limited to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds) that are held by each trustee as a director of a public company or a registered investment company.
[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]Company affiliated with Capital Research and Management Company.
[6]All of the officers listed, except Sung Lee, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Kirkpatrick & Lockhart Preston Gates Ellis LLP
Four Embarcadero Center
San Francisco, CA 94111-4121

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete March 31, 2007, portfolio of EuroPacific Growth Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

EuroPacific Growth Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of EuroPacific Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2007, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For 75 years, we have followed a consistent philosophy that we firmly believe is in our investors’ best interests. The range of opportunities offered by our family of just 30 carefully conceived, broadly diversified funds has attracted over 40 million shareholder accounts.

Our unique combination of strengths includes these five factors:

• A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

• An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

• The multiple portfolio counselor system
Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

• Experienced investment professionals
American Funds portfolio counselors have an average of 24 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

• A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

• Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
> EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

• Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

• Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

• Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

• Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

• American Funds Target Date Retirement SeriesSM

The Capital Group Companies

American Funds  Capital Research and Management  Capital International  Capital Guardian  Capital Bank and Trust

Lit. No. MFGEAR-916-0507P

Litho in USA BG/HN/8055-S7514

Printed on recycled paper

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C.L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2006	$89,000
2007	$93,000

b) Audit-Related Fees:
2006	$17,000
2007	$23,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2006	$15,000
2007	$21,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.
d) All Other Fees:
2006	None
2007	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2006	$359,000
2007	$656,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2006	None
2007	$12,000
The tax fees consist of consulting services relating to the registrant’s investments.
d) All Other Fees:
2006	$36,000
2007	None
The other fees consist of consulting services related to the Registrant’s compliance program.

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $858,000 for fiscal year 2006 and $973,000 for fiscal year 2007. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments
[logo - American Funds®]

EuroPacific Growth Fund®
Investment portfolio

March 31, 2007

Common stocks — 93.73%	Shares	Market value (000)

FINANCIALS — 22.26%
Kookmin Bank[1]	18,047,910	$1,619,610
Kookmin Bank[1,2]	330,000	29,614
AXA SA	28,496,214	1,209,547
ING Groep NV	25,818,017	1,092,762
Banco Santander Central Hispano, SA	56,884,805	1,016,323
BNP Paribas	7,874,199	823,354
UniCredito Italiano SpA (Italy)	72,140,000	687,369
UniCredito Italiano SpA (Germany)	10,000,000	94,681
Mizuho Financial Group, Inc.	116,995	754,903
Erste Bank der oesterreichischen Sparkassen AG	9,508,286	741,310
UBS AG	11,336,796	675,121
Mitsui Trust Holdings, Inc.[1]	58,827,000	581,118
Hypo Real Estate Holding AG1	8,183,540	522,459
Shinhan Financial Group Co., Ltd.	9,075,000	521,053
Sun Hung Kai Properties Ltd.	44,364,000	513,299
Banco Itaú Holding Financeira SA, preferred nominative	14,255,300	498,519
Credit Suisse Group	6,705,000	482,247
BOC Hong Kong (Holdings) Ltd.	177,953,500	431,378
Sberbank (Savings Bank of the Russian Federation) (GDR)	960,382	421,272
Sompo Japan Insurance Inc.	33,256,000	415,311
Sampo Oyj, Class A	13,496,622	410,074
ABN AMRO Holding NV	9,449,419	407,155
Commerzbank U.S. Finance, Inc.	8,844,500	391,735
Cathay Financial Holding Co., Ltd.	183,041,831	380,081
QBE Insurance Group Ltd.	14,729,266	376,387
ORIX Corp.	1,347,190	351,600
Mitsui Sumitomo Insurance Co., Ltd.	27,031,000	339,869
Banco Bilbao Vizcaya Argentaria, SA	13,326,200	327,552
Banco Bradesco SA, preferred nominative	15,849,234	323,768
Macquarie Bank Ltd.	4,816,000	322,884
Société Générale	1,808,850	312,943
ICICI Bank Ltd.	13,455,000	266,400
ICICI Bank Ltd. (ADR)	1,111,300	40,840
FirstRand Ltd.	88,900,000	300,983
Swire Pacific Ltd., Class A	25,959,000	291,379
Crédit Agricole SA	6,903,800	269,495
HSBC Holdings PLC (Hong Kong)	9,038,436	157,096
HSBC Holdings PLC (United Kingdom)	6,344,188	111,102
Sumitomo Mitsui Financial Group, Inc.	27,590	250,967
Samsung Fire & Marine Insurance Co., Ltd.	1,480,630	247,952
Unibanco-União de Bancos Brasileiros SA, units (GDR)	2,815,000	246,200
Housing Development Finance Corp. Ltd.	6,571,846	231,738
DEPFA BANK PLC	12,890,000	230,469
Millea Holdings, Inc.	5,531,500	205,027
Royal Bank of Scotland Group PLC	4,823,243	188,401
NIPPONKOA Insurance Co., Ltd.	21,854,000	187,644
Westfield Group	11,000,000	183,324
Westfield Group[3,4]	71,189	1,177
OTP Bank PLC	3,995,000	183,040
Fortis	4,000,000	182,836
DBS Group Holdings Ltd.	12,450,000	175,676
Lloyds TSB Group PLC	14,500,000	159,867
Mitsubishi UFJ Financial Group, Inc.	14,119	159,638
Hana Financial Holdings	3,000,000	155,343
Zurich Financial Services	532,000	153,909
Bank of Nova Scotia	3,200,000	147,660
Topdanmark A/S3	673,550	130,615
Insurance Australia Group Ltd.	27,430,311	130,233
Admiral Group PLC	5,550,000	125,549
Akbank TAS	17,850,000	119,428
Fairfax Financial Holdings Ltd.	500,000	112,779
DnB NOR ASA	7,300,000	103,310
Allied Irish Banks, PLC	3,311,000	98,297
PartnerRe Holdings Ltd.	1,395,000	95,613
Mitsubishi Estate Co., Ltd.	2,775,000	91,297
HDFC Bank Ltd.	3,936,258	87,141
State Bank of India	2,662,000	61,421
State Bank of India (GDR)	313,800	19,142
Brookfield Asset Management Inc., Class A	1,215,750	63,640
Allianz SE	305,000	62,695
FöreningsSparbanken AB, Class A	1,307,000	45,818
Suruga Bank Ltd.	2,960,000	38,651
		23,189,090

CONSUMER DISCRETIONARY — 11.45%
Continental AG	7,038,000	910,697
Vivendi SA	20,332,256	827,130
Compagnie Générale des Etablissements Michelin, Class B	6,998,000	773,661
Toyota Motor Corp.	10,665,000	684,526
Industria de Diseno Textil, SA	10,900,468	678,277
Renault SA	5,420,000	634,577
Hyundai Motor Co.	8,766,275	616,109
Honda Motor Co., Ltd.	14,884,250	520,057
Grupo Televisa, SA, ordinary participation certificates (ADR)	16,509,600	491,986
Mediaset SpA	44,767,109	487,617
Swatch Group Ltd, non-registered shares	1,025,246	271,660
Swatch Group Ltd	3,042,061	162,968
SEGA SAMMY HOLDINGS INC.[1]	18,401,600	430,200
Kingfisher PLC	72,334,691	396,263
News Corp., Class A	15,109,826	349,339
News Corp., Class B	565,000	13,825
British Sky Broadcasting Group PLC	31,790,938	353,008
DaimlerChrysler AG	3,952,000	324,500
DaimlerChrysler AG (New York registered)	250,000	20,452
Carnival PLC	7,097,200	342,198
Esprit Holdings Ltd.	27,780,700	325,871
Porsche AG, nonvoting preferred	190,000	290,607
HYUNDAI MOBIS	3,149,000	270,536
LG Electronics Inc.	3,953,000	269,838
Suzuki Motor Corp.	7,239,367	188,323
Cie. Financière Richemont AG, Class A, units	3,225,000	180,748
Publishing & Broadcasting Ltd.	8,708,532	140,055
Nikon Corp.	5,151,000	108,818
JCDecaux SA	3,528,700	104,241
Lotte Shopping Co.	282,000	99,247
Sony Corp.	1,930,000	98,280
DSG International PLC	25,345,000	84,829
Techtronic Industries Co. Ltd.	65,780,000	79,308
GEOX SpA	4,307,000	75,222
William Hill PLC	5,526,000	69,194
Daito Trust Construction Co., Ltd.	1,315,000	62,044
Marks and Spencer Group PLC	4,500,000	59,935
Inchcape PLC	4,873,200	54,736
Daiwa House Industry Co., Ltd.	2,960,300	48,646
Yamada Denki Co., Ltd.	323,000	30,150
TI Automotive Ltd., Class A3,4	3,197,300	—
		11,929,678

INFORMATION TECHNOLOGY — 10.48%
Samsung Electronics Co., Ltd.	2,055,075	1,230,204
Samsung Electronics Co., Ltd., nonvoting preferred	48,800	22,960
Hon Hai Precision Industry Co., Ltd.	175,322,901	1,176,415
Taiwan Semiconductor Manufacturing Co. Ltd.	459,751,622	943,543
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	21,294,771	228,919
Nokia Corp.	31,399,100	723,488
Nokia Corp. (ADR)	12,982,900	297,568
Hynix Semiconductor Inc.[3]	19,563,700	673,965
Toshiba Corp.	76,515,000	511,921
Nintendo Co., Ltd.	1,485,000	432,383
Rohm Co., Ltd.	4,623,700	420,193
Murata Manufacturing Co., Ltd.	5,254,600	384,167
Nippon Electric Glass Co., Ltd.	20,163,000	353,962
Tokyo Electron Ltd.	4,395,700	307,919
Hirose Electric Co., Ltd.[1]	2,547,000	306,818
AU Optronics Corp.	205,283,500	293,484
Acer Inc.[1]	151,845,420	291,437
Chi Mei Optoelectronics Corp.	274,661,770	286,409
Hoya Corp.	7,560,000	251,293
LG.Philips LCD Co., Ltd.[3]	6,557,130	229,377
Mediatek Incorporation	16,140,656	185,385
Quanta Computer Inc.	118,063,807	180,209
TDK Corp.	1,800,000	156,389
Konica Minolta Holdings, Inc.	11,838,000	155,787
Compal Electronics, Inc.	164,224,042	138,984
Advanced Semiconductor Engineering, Inc.[3]	116,643,491	138,379
SAP AG	2,400,000	107,102
Canon, Inc.	1,852,600	99,694
Powerchip Semiconductor Corp.	150,314,877	89,957
Wipro Ltd.	5,907,297	76,671
ASML Holding NV3	2,500,000	61,817
ASML Holding NV (New York registered)[3]	213,000	5,272
Delta Electronics, Inc.	18,931,000	61,225
Chartered Semiconductor Manufacturing Ltd[3]	56,897,000	54,398
Infosys Technologies Ltd.	800,000	37,469
livedoor Co., Ltd.[3,4]	7,390,152	5,026
ASUSTeK Computer Inc.	1,545,190	3,643
		10,923,832

TELECOMMUNICATION SERVICES — 9.23%
América Móvil, SAB de CV, Series L (ADR)	34,906,100	1,668,162
América Móvil, SAB de CV, Series L	8,940,000	21,407
Koninklijke KPN NV	55,675,000	868,136
Vodafone Group PLC	321,357,931	857,294
SOFTBANK CORP.	25,468,900	656,047
MTN Group Ltd.	46,676,100	632,755
Telefónica, SA	24,862,000	548,591
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	429,266,200	463,626
Singapore Telecommunications Ltd.	206,403,075	446,395
Telekom Austria AG	15,256,288	381,726
France Télécom SA	12,868,000	340,209
Teléfonos de México, SAB de CV, Class L (ADR)	10,000,000	334,000
Chunghwa Telecom Co., Ltd. (ADR)	10,937,624	217,877
Chunghwa Telecom Co., Ltd.	8,659,800	16,778
Telenor ASA	12,452,800	221,832
Bharti Airtel Ltd.[3]	12,507,000	221,673
Portugal Telecom, SGPS, SA	15,795,000	211,860
Telekomunikacja Polska SA	23,320,000	192,767
Telecom Italia SpA	44,750,000	127,827
Telecom Italia SpA, nonvoting	25,000,000	61,950
KDDI Corp.	20,000	159,993
Philippine Long Distance Telephone Co.	2,976,260	156,401
Orascom Telecom Holding (GDR)	2,226,350	151,392
Advanced Info Service PCL	78,352,500	149,946
China Unicom Ltd.	97,900,000	141,089
Brasil Telecom Participações SA, preferred nominative (ADR)	1,950,000	87,925
China Netcom Group Corp. (Hong Kong) Ltd. (ADR)	1,592,800	83,240
KT Corp.	1,500,000	67,305
KT Corp. (ADR)	635,000	14,218
Tele Norte Leste Participações SA, preferred nominative	5,550,600	77,077
Telecomunicações de Sao Paulo SA, preferred nominative	1,462,200	36,214
		9,615,712

HEALTH CARE — 8.50%
Roche Holding AG	15,574,550	2,761,901
Novo Nordisk A/S, Class B	17,016,750	1,555,227
AstraZeneca PLC (Sweden)	11,286,617	607,651
AstraZeneca PLC (United Kingdom)	5,925,000	318,925
Smith & Nephew PLC[1]	52,421,300	666,718
Novartis AG4	11,516,960	629,171
UCB SA1	9,373,290	546,146
Merck KGaA	2,913,558	376,071
Chugai Pharmaceutical Co., Ltd.	11,057,800	280,135
Teva Pharmaceutical Industries Ltd. (ADR)	6,610,000	247,412
Essilor	1,646,000	189,303
Alcon, Inc.	1,375,000	181,252
Nobel Biocare Holding AG	465,500	170,089
Richter Gedeon NYRT	849,000	153,307
Shionogi & Co., Ltd.	7,420,000	133,728
Elan Corp., PLC (ADR)[3]	3,000,000	39,870
		8,856,906

CONSUMER STAPLES — 7.24%
Nestlé SA	4,059,700	1,584,669
Koninklijke Ahold NV3	50,537,132	591,354
Tesco PLC	66,260,561	579,541
Seven & I Holdings Co., Ltd.	18,563,000	566,532
Diageo PLC	22,135,000	448,650
L’Oréal SA	4,041,000	441,671
Groupe Danone	2,578,000	421,636
METRO AG	5,815,000	412,227
Shoppers Drug Mart Corp.	6,900,000	306,181
Wal-Mart de México, SAB de CV, Series V	64,835,718	276,794
Unilever PLC	8,597,783	259,157
Pernod Ricard Co.	1,200,000	243,635
Shinsegae Co., Ltd.	413,853	237,619
SABMiller PLC	10,336,900	226,917
Unilever NV	7,502,400	218,719
Woolworths Ltd.	9,679,441	213,232
Coca-Cola Hellenic Bottling Co. SA	3,004,583	126,568
Gallaher Group PLC	5,550,866	123,820
Fomento Económico Mexicano, SAB de CV (ADR)	935,600	103,281
Foster’s Group Ltd.	12,206,070	67,742
Koninklijke Numico NV	1,284,000	66,297
Coca-Cola FEMSA, SAB de CV, Series L	7,089,200	25,642
		7,541,884

ENERGY — 7.00%
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	8,222,500	818,221
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	1,686,350	150,675
Royal Dutch Shell PLC, Class B	12,137,435	404,084
Royal Dutch Shell PLC, Class A	7,600,000	253,071
Royal Dutch Shell PLC, Class B (ADR)	1,586,078	105,649
Royal Dutch Shell PLC, Class A (ADR)	1,000,000	66,300
Oil & Natural Gas Corp. Ltd.	36,339,064	742,632
Reliance Industries Ltd.	21,142,718	672,201
SK Corp.	5,992,510	588,738
OAO Gazprom (ADR)	11,688,300	489,740
Canadian Natural Resources, Ltd.	8,331,300	460,762
OAO LUKOIL (ADR)	5,064,000	438,036
Norsk Hydro ASA	8,592,000	285,564
Saipem SpA, Class S	9,760,000	285,187
MOL Magyar Olaj- és Gázipari Rt., Class A	2,348,900	270,949
TOTAL SA	3,479,000	244,022
China National Offshore Oil Corp.	265,288,100	232,584
Petro-Canada	5,800,000	227,180
Cameco Corp.	5,396,300	221,432
Nexen Inc.	2,000,000	122,703
ENI SpA	3,500,000	114,018
PetroChina Co. Ltd., Class H	80,000,000	94,916
		7,288,664

MATERIALS — 6.68%
Bayer AG	33,616,766	$2,150,681
Linde AG	7,617,903	821,615
POSCO	1,362,000	572,025
Nitto Denko Corp.	8,687,900	408,434
BASF AG	3,272,575	368,844
Lonmin PLC	4,550,000	297,407
Barrick Gold Corp.	5,580,000	159,309
Barrick Gold Corp. (Canada)	3,537,838	101,099
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[3]	6,947,970	227,546
Lonza Group Ltd.	2,107,922	203,073
UPM-Kymmene Corp.	7,340,000	187,187
Kuraray Co., Ltd.	16,662,500	180,323
Harmony Gold Mining Co. Ltd.[3]	12,002,600	167,253
BlueScope Steel Ltd.	19,250,000	163,762
Cia. Vale do Rio Doce, ordinary nominative (ADR)	4,000,000	147,960
BHP Billiton PLC	6,000,000	133,839
Gold Fields Ltd.	6,107,500	113,055
Holcim Ltd.	1,028,571	103,247
Stora Enso Oyj, Class R	5,394,843	93,789
Siam Cement PCL	12,674,900	86,889
JSR Corp.	2,940,500	67,994
CRH PLC	1,465,000	62,693
Titan Cement Co. SA	1,150,000	62,131
James Hardie Industries Ltd.	6,120,500	41,456
Goldcorp Inc.	1,402,000	33,703
		6,955,314

INDUSTRIALS — 4.98%
Ryanair Holdings PLC (ADR) [3]	15,072,400	675,093
Siemens AG	4,196,000	449,017
Cintra, Concesiones de Infraestructuras de Transporte, SA	17,378,269	325,824
Fraport AG	4,355,900	318,519
Nippon Express Co., Ltd.	45,277,000	284,449
Deutsche Post AG	8,142,500	246,744
Bombardier Inc., Class B3	56,963,800	230,287
Sandvik AB	12,064,000	214,483
ABB Ltd	12,145,000	208,360
Toll Holdings Ltd.	12,418,149	206,254
Asahi Glass Co., Ltd.	14,120,000	199,142
Singapore Airlines Ltd.	17,788,000	194,699
Scania AB, Class B	2,349,700	184,618
Scania AB, Class A	112,445	9,044
Kubota Corp.	20,032,000	175,917
Suzlon Energy Ltd.	7,499,100	174,254
Keppel Corp. Ltd.	10,250,000	128,412
Mitsubishi Corp.	4,700,000	109,279
Macquarie Infrastructure Group	32,329,427	100,582
Wienerberger AG	1,568,500	98,061
Mitsubishi Heavy Industries, Ltd.	13,852,000	89,732
Far Eastern Textile Ltd.	101,204,136	87,179
Capita Group PLC	5,060,000	67,992
Bidvest Group Ltd.	3,545,000	67,324
Metso Oyj	1,250,000	66,113
Orkla AS	910,000	64,317
Geberit AG	39,900	61,542
Hays PLC	16,390,000	50,581
FANUC LTD	530,000	49,427
Imperial Holdings Ltd.	2,231,900	46,536
		5,183,781

UTILITIES — 2.24%
Veolia Environnement	8,412,228	626,157
E.ON AG	3,735,000	508,372
SUEZ SA	6,842,000	361,235
RWE AG	2,115,000	223,980
Hong Kong and China Gas Co. Ltd.	81,625,000	182,406
Electricité de France SA	2,018,000	169,368
NTPC Ltd.	44,270,154	154,329
National Grid PLC	7,071,122	111,025
		2,336,872

MISCELLANEOUS — 3.67%
Other common stocks in initial period of acquisition		3,821,318

Total common stocks (cost: $67,479,966,000)		97,643,051

Warrants — 0.03%

FINANCIALS — 0.03%
ING Groep NV, warrants, expire 2008[3]	1,730,000	31,719

Total warrants (cost: $46,430,000)		31,719

Convertible securities — 0.02%	Principal amount

FINANCIALS — 0.02%
Fairfax Financial Holdings Ltd. 5.00% convertible debentures 2023[2]	$20,000,000	21,375

Total convertible securities (cost: $20,352,000)		21,375

Short-term securities — 5.68%	Principal amount (000)

BASF AG 5.23%-5.25% due 4/4-5/23/2007[2]	$354,600	353,738
Stadshypotek Delaware Inc. 5.23%-5.24% due 4/23-6/7/2007[2]	279,000	277,040
Svenska Handelsbanken Inc. 5.23% due 4/10/2007	75,000	74,894
Depfa Bank PLC 5.225%-5.24% due 4/12-6/15/2007[2]	353,100	350,994
Barclays U.S. Funding Corp. 5.205%-5.25% due 4/9-6/25/2007	223,400	221,782
Sheffield Receivables Corp. 5.25%-5.26% due 4/12-5/16/2007[2]	91,000	90,636
Federal Home Loan Bank 5.135%-5.14% due 4/4-4/25/2007	227,500	226,961
Federal Home Loan Bank 5.115% due 5/9/2007[5]	75,000	74,564
Freddie Mac 5.14% due 6/4-6/18/2007	298,700	295,553
HBOS Treasury Services PLC 5.235%-5.24% due 4/17-6/14/2007	265,400	263,811
Thunder Bay Funding, LLC 5.23%-5.26% due 4/13-6/20/2007[2]	145,390	144,592
Old Line Funding, LLC 5.25%-5.26% due 4/16-5/4/2007[2]	118,664	118,229
Dexia Delaware LLC 5.23%-5.235% due 4/3-5/29/2007	240,200	238,937
Amsterdam Funding Corp. 5.23%-5.26% due 4/2-5/17/2007[2]	221,200	220,557
Liberty Street Funding Corp. 5.24%-5.26% due 4/13-5/25/2007[2]	212,900	212,224
Danske Corp. 5.215%-5.24% due 4/2-5/14/2007[2]	211,500	211,036
UBS Finance (Delaware) LLC 5.225%-5.24% due 4/3-6/12/2007	209,900	208,586
Toyota Motor Credit Corp. 5.22%-5.23% due 4/3-6/6/2007	200,000	199,362
ING (U.S.) Funding LLC 5.225%-5.25% due 4/2-6/25/2007	168,600	167,605
Allied Irish Banks N.A. Inc. 5.21%-5.23% due 4/5-5/14/2007[2]	163,400	162,723
Swedbank Mortgage AB 5.23%-5.235% due 4/11-6/21/2007	91,900	91,273
Swedbank Mortgage AB 5.22%-5.235% due 5/4-5/14/2007[5]	70,000	69,621
Bank of Ireland 5.225%-5.24% due 4/25-5/31/2007[2]	160,900	160,104
Australia & New Zealand Banking Group, Ltd. 5.22%-5.235% due 5/7-6/25/2007[2]	148,920	147,442
Fannie Mae 5.145%-5.165% due 5/23/2007[5]	104,200	103,410
Fannie Mae 5.14% due 6/13/2007	37,229	36,829
HSBC USA Inc. 5.22%-5.235% due 4/23-6/25/2007	125,000	124,139
Calyon North America Inc. 5.22%-5.23% due 4/10-5/21/2007	116,200	115,647
Bank of America Corp. 5.22%-5.24% due 4/9-6/29/2007	110,000	109,281
Total Capital SA 5.21% due 5/21/2007[2]	100,000	99,271
Credit Suisse New York Branch 5.23%-5.25% due 4/9-5/9/2007	96,200	95,876
Société Générale North America, Inc. 5.23%-5.24% due 4/12-5/10/2007	95,812	95,465
Electricité de France 5.22%-5.235% due 5/9/2007	75,000	74,592
American Honda Finance Corp. 5.21%-5.23% due 5/2-5/8/2007	74,600	74,249
CAFCO, LLC 5.25%-5.26% due 5/15-5/24/2007[2]	63,700	63,228
DaimlerChrysler Revolving Auto Conduit LLC 5.24% due 5/4/2007	52,334	52,086
Swedish Export Credit Corp. 5.23% due 4/24/2007	50,000	49,829
Canadian Imperial Holdings Inc. 5.24% due 4/19/2007	48,300	48,176
Westpac Banking Corp. 5.24% due 4/12/2007[2]	47,725	47,647
BMW U.S. Capital LLC 5.205% due 5/22/2007[2]	43,000	42,678
Export Development Canada 5.20% due 6/5/2007	28,545	28,280
Bank of Montreal 5.225% due 4/30/2007	25,000	24,893
BNP Paribas Finance Inc. 5.23% due 5/3/2007	25,000	24,886
CBA (Delaware) Finance Inc. 5.24% due 5/29/2007	25,000	24,789

Total short-term securities (cost: $5,916,973,000)		5,917,515

Total investment securities (cost: $73,463,721,000)		103,613,660
Other assets less liabilities		562,553

Net assets		$104,176,213

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Represents an affiliated company as defined under the Investment Company Act of 1940.
2Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $2,753,128,000, which represented 2.64% of the net assets of the fund.
3Security did not produce income during the last 12 months.
4Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous,"
was $635,374,000.
5This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial adviser and should be read carefully before investing.

MFGEFP-916-0507-S6888

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
EuroPacific Growth Fund

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of EuroPacific Growth Fund, (the “Fund”) as of March 31, 2007, and for the year then ended and have issued our report thereon dated May 9, 2007, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of March 31, 2007, appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
May 9, 2007

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EUROPACIFIC GROWTH FUND

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: June 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: June 8, 2007

By /s/ R. Marcia Gould
R. Marcia Gould, Treasurer and Principal Financial Officer

Date: June 8, 2007